                                                                  EXHIBIT 10.7
                                                                  ------------


                                     LEASE

                                    BETWEEN

                       CROSS POINT LIMITED PARTNERSHIP,
                                 as Landlord,

                                      AND

                          CONVERGENT NETWORKS, INC.,
                                   as Tenant



                          Dated as of August _, 1999

                                  LEASE INDEX
                                  -----------

     LEASE.....................................................   1
     SCHEDULE OF ESSENTIAL TERMS...............................   1
     SECTION 1.  DEMISE AND TERM...............................   3
     SECTION 2.  RENT..........................................   3
     SECTION 3.  USE...........................................   7
     SECTION 4.  CONSTRUCTION OF THE PREMISES..................   7
     SECTION 5.  UTILITIES AND OTHER SERVICES..................   8
     SECTION 6.  RULES AND REGULATIONS.........................  10
     SECTION 7.  CERTAIN RIGHTS RESERVED TO LANDLORD...........  10
     SECTION 8.  MAINTENANCE AND REPAIRS.......................  11
     SECTION 9.  ALTERATIONS...................................  11
     SECTION 10. INSURANCE.....................................  12
     SECTION 11. WAIVER AND INDEMNITY..........................  13
     SECTION 12. FIRE AND CASUALTY.............................  13
     SECTION 13. CONDEMNATION..................................  15
     SECTION 14. ASSIGNMENT AND SUBLETTING.....................  15
     SECTION 15. SURRENDER.....................................  17
     SECTION 16. DEFAULTS AND REMEDIES.........................  17
     SECTION 17. HOLDING OVER..................................  20
     SECTION 18. ESTOPPEL CERTIFICATES.........................  20
     SECTION 19. SUBORDINATION.................................  21
     SECTION 20. QUIET ENJOYMENT...............................  22
     SECTION 21. BROKER........................................  22
     SECTION 22. NOTICES.......................................  22
     SECTION 23. PARKING.......................................  22
     SECTION 24. COOPERATIVE INTERRUPTIBLE SERVICE AGREEMENT...  23
     SECTION 25. SECURITY DEPOSIT..............................  23
     SECTION 26. DIRECTORY; SIGNS..............................  23
     SECTION 27. RENEWAL OPTION................................  24
     SECTION 28. TELECOMMUNICATIONS EQUIPMENT..................  24
     SECTION 29. MISCELLANEOUS.................................  25
     EXHIBIT A - LEGAL DESCRIPTION OF FEE LAND.................   1
     EXHIBIT A-1 - LEGAL DESCRIPTION OF EASEMENT LAND..........   4
     EXHIBIT B - FLOOR PLAN OF PREMISES........................   1
     EXHIBIT C - SKETCH PLAN...................................   1
     EXHIBIT D - WORK LETTER...................................   2
     EXHIBIT E - LANDLORD'S SERVICES...........................   1
     EXHIBIT F - ..............................................   1
     RULES AND REGULATION S....................................   1

                                     LEASE
                                     -----

     THIS LEASE is made as of the _______ day of August, 1999 by and between CROSS POINT LIMITED PARTNERSHIP, a Massachusetts limited partnership having an address at 900 Chelmsford Street, Lowell, Massachusetts 01851 ("Landlord"), and Convergent Networks, Inc., a Delaware corporation having an address at 2 Highwood Drive, Tewksbury, MA 01876 ("Tenant"), for space in the Building (as defined below).

     The following schedule (the "Schedule") sets forth certain basic terms of this Lease:

                          SCHEDULE OF ESSENTIAL TERMS
                          ---------------------------

1.   Fee Land: The parcel of land known and numbered as 900 Chelmsford Street,
     --------
     Lowell, Massachusetts, located partly in Lowell and partly in Chelmsford, County of Middlesex, Commonwealth of Massachusetts, and more particularly described in Exhibit A attached hereto and incorporated herein by this reference.

2.   Easement Land: The parcel of land located in Lowell, County of Middlesex,
     -------------
     Commonwealth of Massachusetts, and more particularly described in Exhibit A-1 attached hereto and incorporated herein by this reference.

3.   Land:  Collectively, the Fee Land and the Easement Land.
     ----

4.   Building: The building, comprised of Towers I, II and III, located at the
     --------
     Fee Land and all other leasable improvements located at the Fee Land from time to time.

5.   Property:  Collectively, the Building, the Land and any other building or
     --------
     improvements hereafter located on or at the Fee Land.

6.   Premises: Approximately 72,632 rentable square feet of floor area (the
     --------
     "Premises Rentable Area") consisting of 36,316 rentable square feet on the eleventh (II') floor of Tower III of the Building and 36,316 rentable square feet of floor area on either the tenth (10') floor or the twelfth (12'h) floor of Tower III of the Building, to be delivered in accordance with Section 4 (a) hereof, as shown on the floor plans attached hereto as Exhibit B and incorporated herein by this reference.

7.   Commencement Date: September 13, 1999
     -----------------

8.   Expiration Date: September 12, 2006
     ---------------

9.   Annual Base Rent:   September 13, 1999-August 31, 2000: $17.00/RSF Gross
     ----------------
                         Plus Tenant electricity

                         September 1, 2000-August 31, 2001: $18-OO/RSF Gross Plus Tenant electricity

                         September 1, 2001-August 31, 2002: $19.00/RSF Gross Plus Tenant electricity

                         September 1, 2002-August 31, 2003: $20.00/RSF Gross Plus Tenant electricity

                         September 1, 2003-August 31, 2004: $21.00/RSF Gross Plus Tenant electricity

                         September 1, 2004-August 31, 2005: $22.00/RSF Gross Plus Tenant electricity.

                         September 1, 2005-August 31, 2006: $23.00/RSF Gross Plus Tenant electricity

                         September 1, 2006-September 12, 2006: $23.00/RSF Gross Plus Tenant electricity

10.  Monthly Base Rent:  One twelfth (1/12th) of Annual Base Rent.
     -----------------

11.  Monthly Electricity Payment:  Such sum as is invoiced to Tenant
     ---------------------------
     pursuant to Section 5 hereof

12.  Tenant's Proportionate Share:  The quotient of the Premises Rentable
     ----------------------------
     Area divided by the total rentable floor area in the Building, as the same may be adjusted from time to time based on changes in Premises Rentable Area, the floor area of the Building, or both. As of the date of this Lease, the total rentable area of the Building is 1,216,738 square feet, and Tenant's Proportionate Share is 5.969%.

13.  Base Expense Year:  Calendar Year 1999 (i.e., January 1, 1999 -
     -----------------
     December 31, 1999).

14.  Base Tax Year:  Fiscal Year 2000 (i.e., July 1, 1999 - June 30, 2000).
     -------------

15.  Security Deposit:  Letter of Credit in the original amount of $500,000
     ----------------
     to be deposited with Landlord pursuant to Section 25 hereof.

16.  Broker(s):               Spaulding & Slye
     ---------
                              255 State Street
                              Boston, MA 02109
                              Attn: Curtis P. Oberg

                              Insignia/ESG, Inc.
                              One Financial Center
                              Boston, MA 02111
                              Attn: John Wilson

17.  Address of Landlord:     Cross Point Limited Partnership
     -------------------
                              900 Chelmsford Street
                              Lowell, Massachusetts 01851

18.  Address of Tenant:       Convergent Networks, Inc.
     -----------------
                              900 Chelmsford Street
                              Lowell, Massachusetts 01851

19.  Effective Date:   The date on which all of the following have occurred: (a)
     --------------
fall execution of this Lease, (b) delivery of the Security Deposit to Landlord, and (c) payment of Base Rent for the first partial month and the first full calendar month.

     1. DEMISE AND TERM. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises (the "Premises") described in Item 6 of the Schedule, subject to the covenants and conditions set forth in this Lease, for a term (the "Term") commencing on the date (the "Commencement Date") described in
Item 7 of the Schedule and expiring on the date (the "Expiration Date") described in Item 8 of the Schedule, unless terminated earlier as otherwise provided in this Lease. Upon the request of either of them, Landlord and Tenant agree to execute a supplemental agreement confirming the configuration of the Premises, once same has been determined.

Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto, subject to reasonable rules and regulations from time to time made by Landlord: (a) the common lobbies, hallways, stairways and elevators of the Building serving the Premises in common with others; (b) the common walkways necessary for access to the Building; and (c) the common pipes, ducts, conduits, wires and appurtenant fixtures serving the Premises. Notwithstanding anything herein to the contrary, all the perimeter walls of the Premises except the interior surfaces thereof, any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, wires and appurtenant fixtures, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, are expressly excluded from the Premises and reserved to Landlord.

     2.   RENT

     A.   Definitions.  For purposes of this Lease, the following
          -----------
          terms shall have the following meanings:

          (i) "Base Expense Year" shall mean the year set forth in Item 13 of Schedule.

          (ii) "Base Tax Year" shall mean the year set forth in Item 14 of the Schedule.

          (iii) "Base Expenses" shall mean the amount of Expenses (as defined below) for the Base Expense Year.

          (iv) "Base Taxes" shall mean the amount of Taxes (as defined below) for the Base Tax Year.

          (v) "Expenses" shall mean all expenses, costs and disbursements (other than Taxes) paid or incurred by Landlord in connection with the ownership, management, maintenance, operation, replacement and repair of the Property, including by way of example rather than limitation: security expenses; legal fees; salaries, wages, fringe benefits, worker's compensation insurance premiums and payroll ' taxes and union dues of workers and other on-site employees of Landlord; all insurance premiums, fees and impositions; costs of capital improvements made or installed for purposes of reducing Expenses or made or installed pursuant to governmental requirements or insurance requirements, and the replacement of equipment or improvements, as amortized over their useful lives in accordance with generally accepted accounting principles; costs for repairs, maintenance, service contracts, management fees, governmental permits and overhead expenses; costs of furnishing water, sewer, gas, fuel, electricity and other utility services; janitorial service, care of interior and exterior landscaping, snow removal and trash removal; and the costs of any other items attributable to operating or maintaining any or all of the Property. Expenses shall not include: (a) costs of tenant alterations; (b) interest and principal payments on mortgages (except interest on the cost of any capital improvements for which amortization may be included in the definition of Expenses) or any rental payments on any ground leases (except for rental payments which constitute reimbursement for Taxes and Expenses); (c) advertising expenses and leasing commissions;
                 (d) any cost or expenditure for which Landlord is reimbursed, whether by insurance proceeds or otherwise, except through Adjustment Rent (as defined below); (e) the cost of any kind of service furnished to any other tenant in the Building which Landlord does not generally make available to all tenants in the Building; and (f) legal expenses of negotiating leases.

          (vi) "Rent" shall mean Base Rent (as defined below), Adjustment Rent (as defined below), and any other sums or charges due by Tenant hereunder.

          (vii) "Taxes" shall mean all taxes, assessments, betterments and fees levied upon the Building, the Fee Land, the Easement Land (but only to the extent that such taxes, assessments and fees are paid or payable by Landlord to the taxing authority or are reimbursed or reimbursable by Landlord to a third party which has an interest in the Easement Land and which is obligated as between Landlord and such third party to pay taxes, assessments and fees levied upon the Easement Land) or the rents collected therefrom, by any governmental entity based upon the ownership, leasing, renting or operation of the Building, the Fee Land or the Easement Land, including all reasonable costs and expenses of protesting any such taxes, assessments or fees. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes; provided, however, if at any time during the Term, a tax or excise on income is levied or assessed by any governmental entity, in lieu of or as a substitute for, in whole or in part, real estate taxes or other ad valorem taxes, such tax shall
                                            ----------
                 constitute and be included in Taxes. For the purposes of determining Taxes for any given year, the amount to be included for such year (a) from special assessments payable in installments shall be the amount of the installments (and any interest) due and payable during such year, and (b) from all other Taxes shall at Landlord's election either be the amount accrued, assessed or otherwise imposed for such year or the amount due and payable in such year.

          (viii) "Tenant's Proportionate Share" shall mean the percentage set forth in Item 12 of the Schedule, which has been determined by dividing the rentable square feet of floor area in the Premises by the rentable square feet of floor area in the Building.

     B.   Components of Rent.  Tenant agrees to pay the following amounts to
          ------------------
Landlord at the office of the Building or at such other place as Landlord designates:

          (i) Base rent ("Base Rent") to be paid in monthly installments in the amount set forth in Item 10 of the Schedule in advance on or before the first day of each month of the Term commencing with the Commencement Date, except that Tenant shall pay the Base Rent due and payable for the first partial month and the first full calendar month of the Term upon execution and delivery of this Lease by Tenant.

                 Notwithstanding the foregoing, Landlord and Tenant hereby agree that during the first lease year, on account of Landlord's delivery of the Premises to Tenant in phases, as more particularly described in section 4(B) below, Tenant shall pay Base Rent as follows:

                 (a) Tenant shall pay Base Rent for the Phase I Space (hereinafter defined in section 4.A) at the MI rates and in the amounts set forth in Item 10 of the Schedule and as otherwise provided herein;

                 (b) Tenant shall pay Base Rent for the Phase 11 Space (hereinafter defined in section 4.A) in monthly installments of $4,342 per month ($0.50 per rentable square foot per month) beginning on the Commencement Date until the earlier of (i) the date Tenant takes occupancy of all or any portion of the Phase 11 Space, or (ii) December 31, 1999. Thereafter Tenant shall pay Base Rent for the Phase 11 Space at the full rates and in the amounts set forth in Item 10 of the Schedule and as otherwise provided herein; and

                 (c) Tenant shall pay Base Rent for the Phase III Space (hereinafter defined in section 4.A) in monthly installments of $13,816 per month ($0.50 per rentable square foot per month) beginning on the Commencement Date until the earlier of (i) the date Tenant takes occupancy of all or any portion of the Phase III Space, or (ii) June 30, 2000. Thereafter Tenant shall pay Base Rent for the entire Premises at the full rates and in the amounts set forth in Item 10 of the Schedule and as otherwise provided herein.

          (ii) Adjustment rent ("Adjustment Rent") commencing on the first anniversary of the Commencement Date (i.e., September 1, 2000) in an amount equal to Tenant's Proportionate Share of (a) the increase in Expenses for any calendar year during the Term over the Base Expenses and (b) the increase in Taxes for any fiscal year or partial fiscal year during the Term over the Base Taxes. Prior to each calendar year or partial calendar year during the Term, Landlord shall estimate the amount of Adjustment Rent due for such calendar year, and Tenant shall pay Landlord one-twelfth of such estimate on or before the first day of each month during such calendar year. Such estimate may be revised by Landlord whenever if obtains information relevant to making such estimate more accurate. After the end of each calendar year or partial calendar year during the Term, Landlord shall deliver to Tenant a report setting forth the actual Expenses and Taxes for such calendar year and a statement of the amount of Adjustment Rent that Tenant has paid and is payable for such calendar year. Within thirty (30) days after receipt of such report and statement, Tenant shall pay to Landlord the amount of Adjustment Rent due for such calendar year minus any payments of Adjustment Rent made by Tenant for such calendar year. If Tenant's estimated payments of Adjustment Rent exceed the amount due Landlord for such calendar year, Landlord shall apply such excess as a credit against Tenant's other obligations under this Lease or promptly refund such excess to Tenant if the Term has already expired, provided Tenant is not then in default hereunder, in either case without interest to Tenant.

          (iii) Electricity payment ("Electricity Payment") to be paid within ten (10) days of receipt of an invoice from Landlord specifying the amount and cost of electricity utilized by Tenant in the Premises as measured by the check meter(s) installed for the Premises.

          (iv) If Tenant has elected to receive a Tenant Improvement Advance from Landlord (as defined in the Work Letter attached as Exhibit D hereto), then commencing on September 1, 2000,
                 ---------
                 "Tenant Improvement Advance Amortization Payments" to be paid by Tenant on a monthly basis in an amount calculated as follows: Tenant Improvement Advance Amortization Payments shall be in an amount which is necessary to fully amortize the balance of Tenant Improvement Advances (including all interest accrued thereon as provided in the Work Letter) over the remainder of the Term of the Lease (disregarding any extension periods), using an interest factor of 12% per annum, annual posting of principal, and constant monthly payments. For example, if Tenant requests a Tenant Improvement Advance of $1,000 on January 1, 2000, Tenant would pay Landlord, beginning on September 1, 2000, $21.89 (annual amortization of $1000, plus $80 in accrued interest for the period from January 1, 2000 to August 31, 2000) per month in Tenant Improvement Advance Amortization Payments over the remaining Term of the Lease.

     C.   Payment of Rent.  The following provisions shall govern the payment of
          ---------------
Rent: (i) if this Lease commences or ends on a day other than the first day or last day of a calendar month or year, respectively, the Rent for the month/year in which this Lease so begins or ends shall be prorated and the monthly installment(s) shall be adjusted accordingly; (ii) all Rent shall be paid to Landlord without offset or deduction, and the covenant to pay Rent shall be independent of every other covenant in this Lease; (iii) if during all or any portion of any calendar year during the Term the Building is not at least ninety-five percent (95%) occupied by tenants, Landlord may elect to make an appropriate adjustment of Expenses for such calendar year to determine the Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) occupied by tenants for the entire calendar year and the amount so determined shall be deemed to have been the Expenses for such calendar year; (iv) any sum due from Tenant to Landlord which is not paid within five (5) days of the date the same is due shall bear interest from the date due until the date paid at the annual rate of the prime rate of Fleet National Bank (or any successor bank thereto), plus four percent (4%), but in no event higher than the maximum rate permitted by law (the "Default Rate"); and, in addition, Tenant shall pay Landlord a late charge for any Rent payment which is paid more than five (5) business days after its due date equal to five percent (5%) of such payment; (v) if changes are made to this Lease or the Building changing the number of square feet contained in the Premises or in the Building, Landlord shall make an appropriate adjustment to Tenant's Proportionate Share; (vi) Tenant shall have the right to inspect Landlord's accounting records relative to Expenses and Taxes during normal business hours at any time within ninety (90) days following the furnishing to Tenant of the annual statement of Adjustment Rent; and, unless Tenant shall take written exception to any item in any such statement within such ninety (90) day period, such statement shall be considered as final and accepted by Tenant; (vii) in the event of the termination of this Lease prior to the determination of any Adjustment Rent, Tenant's agreement to pay any such sums and Landlord's obligation to refund any such sums (provided Tenant is not in default hereunder) shall survive the termination of this Lease; (viii) no adjustment to the Rent by virtue of the operation of the rent adjustment provisions in this Lease shall result in the payment by Tenant in any year of less than the Base Rent shown on the Schedule; (ix) Landlord may at any time change the fiscal year of the Building; (x) each amount owed to Landlord under this Lease for which the date of payment is not expressly fixed shall be due on the same date as the Rent listed on the statement showing such amount is due; and (xi) if Landlord fails to give Tenant an estimate of Adjustment Rent prior to the beginning of any calendar year, Tenant shall continue to pay Adjustment Rent at the rate for the previous calendar year until Landlord delivers such estimate.

     3. USE. Tenant agrees that it shall occupy and use the Premises only as business offices, testing laboratory and research and development space for electronics and computer equipment, and uses ancillary thereto and for no other purposes. Tenant shall comply with all federal, state and local laws, ordinances and regulations and all covenants, conditions and restrictions of record applicable to Tenant's use or occupancy of the Premises. Without limiting the foregoing, Tenant shall not cause, nor permit, any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises without the prior written consent of Landlord (except for such substances and amounts as are typically used in Class A office buildings, such as household cleaning agents, printing ink, etc.) and then only in compliance with all applicable environmental laws.

     4.   CONSTRUCTION OF THE PREMISES.

     A.   Delivery of Possession.  Landlord shall deliver the Premises to Tenant
          ----------------------
in three phases.

          (i)   Phase I. Landlord shall deliver the entirety of the eleventh
                (11th) floor of Tower III of the Building (the "Phase I Space") on the Commencement Date.

          (ii)  Phase 11. On or before December 1, 1999, Landlord will notify
                --------
                Tenant of the location of an additional 8,684 rentable square feet of floor area for Tenant's occupancy, which shall be, at Landlord's option, on either the tenth (10th) or the twelfth
                (12th) floor of Tower III of the Building (the "Phase II Space"). Landlord shall thereupon deliver, and Tenant shall take occupancy of, the Phase 11 Space no later than January 1, 2000.

          (iii) Phase III.  Landlord shall deliver, and no later than July 1,
                ---------
                2000 Tenant shall take occupancy of, the remainder of the rentable space of the floor of Tower III on which the Phase 11 Space is located, comprising the remaining 27,632 rentable square feet of such floor (the "Phase III Space")

          (iv)  Early Access. Tenant shall have the right to enter the Phase I
                ------------
                Space upon the Effective Date for purposes of commencing the Tenant's Work and/or installing telecommunications and computer cable, infrastructure improvements, and to perform certain other reasonable administrative functions. Tenant shall have the right to enter the Phase II Space and the Phase III Space thirty (30) days prior to the scheduled delivery date for the same purposes.

          (v)   Accelerated Delivery Dates. In the event Tenant wishes to take
                --------------------------
                occupancy of the Phase II Space and/or Phase III Space prior to the date Landlord is obligated to deliver the same, Tenant may notify Landlord in writing of the date on which it wishes to take occupancy of such space. Without increasing any of Landlord's obligations with respect to the delivery of any portion of the Premises, Landlord will notify Tenant of the space available for occupancy, and endeavor to deliver such space as soon as reasonably possible under the circumstances.

     B.   Condition of Premises.  Other than as specified in the Work Letter
          ---------------------
attached hereto as Exhibit D, Landlord shall deliver the Premises to Tenant "broom clean", but otherwise "as is, where is, with all faults" and without any express or implied representations or warranties of any kind (including, without limitation, any warranties of merchantability, fitness or habitability), and no agreement of Landlord to after, remodel, decorate, clean or improve the Premises or the Building or the Property (or to provide Tenant with any credit or allowance for the same) has been made, and no representation regarding the condition of the Premises or the Building or the Property or the suitability of the Premises for Tenant's proposed use thereof have been made, by or on behalf of Landlord or relied upon by Tenant, except as expressly provided elsewhere in this Lease.

     C.   Tenant's Work. Tenant shall, at Tenant's cost and expense, design and,
          -------------
upon its receipt of possession of the Premises, install improvements to the Premises (the "Tenant's Work"), based on the sketch plan attached hereto
               -------------
as Exhibit C (the "Sketch Plan"), substantially in accordance with the terms,
   ---------       -----------
conditions, and specifications listed on Exhibit D hereto (the "Work Letter").
                                         ---------              -----------

     5.   UTILITIES AND OTHER SERVICES.

     A.   Utilities and Services Furnished by Landlord.  Landlord agrees to
          --------------------------------------------
furnish or cause to be furnished to the Premises the utilities and services described in Exhibit E attached hereto and incorporated herein by this reference (hereinafter referred to collectively as "Landlord's Services"), subject to the conditions and in accordance with the standards set forth in this Section 5 and in the attached Exhibit E. All costs and expenses incurred by Landlord in connection with furnishing Landlord's Services shall be included as part of Expenses pursuant to Section 2 hereof except for the cost of furnishing electrical energy to the Premises as provided in the attached Exhibit E.

Landlord shall furnish electrical energy to the Premises as provided in the attached Exhibit E. As described in Section 2(B)(iii) hereof, Tenant shall pay to Landlord the Electricity Payment, as additional rent, to cover the cost of the electricity consumed on the Premises during the Term. Consumption of electricity in the Premises will be measured by check meter. Periodically after the Commencement Date, Landlord shall determine the actual cost of electricity consumed on the Premises by reading the check meter for the Premises and by applying the Electric Rate(s) applicable to the period covered by such reading.

The phrase "Electric Rate" shall mean the composite effective rate per kilowatt-hour taking into account the base utility rate, fuel adjustment factor, premium charges or credits for hours of use, and any other charges which Landlord is required to pay in connection with furnishing electricity to the Building. Tenant shall pay to Landlord within ten (10) days after receipt of an invoice therefor the cost of electricity consumed on the Premises for the period covered by any reading of the check meter for the Premises as reflected on such invoice.

     B.   Special and Additional Usage.  Landlord may impose a reasonable charge
          ----------------------------
for any utilities and services, including without limitation, air conditioning, electricity, and water, provided by Landlord by reason of (i) any use of the Premises at any time other than the hours set forth above or in the attached Exhibit E; (ii) any use beyond what Landlord agrees herein or in the attached Exhibit E to furnish; or (iii) special electrical, cooling and ventilating needs created by Tenant's telephone equipment, computers, electronic data processing equipment and other similar equipment or uses.

     C.   Cooperation; Payment of Charges; Approval of Special Equipment Usage.
          --------------------------------------------------------------------
Tenant agrees to cooperate fully at all times with Landlord and to abide by all reasonable regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Tenant agrees to pay any charge imposed by Landlord pursuant to Sections A and B above and any failure to pay any excess costs as described above shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights herein granted for such breach and shall entitle Landlord to immediately discontinue providing such additional or special service * Tenant's use of electricity shall at no time exceed the capacity of the service to the Premises or the electrical risers or wiring installation .

     D.   Failure, Stoppage or Interruption of Service, No Release from
          -------------------------------------------------------------
Obligations.  Landlord shall not be liable for, and Tenant shall not be entitled
-----------
to any abatement or reduction of Rent by reason cf, Landlord's failure to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, riots, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or offier governmental action, inability by exercise of reasonable diligence to obtain electricity, water or ftiel, or by any other cause beyond Landlord's immediate control or for stoppages or interruptions of any such services for the purpose of making necessary repairs or improvements. Landlord will use reasonable efforts to minimize, to the extent possible, stoppages and interruptions of any such services during the normal business hours of the Building. Failure, stoppage or interruption of any such service shall not be construed as an actual or constructive eviction or as a partial eviction against Tenant, or release Tenant from the prompt and punctual performance by Tenant of the covenants contained herein or operate to abate Rent.

     E.   Limitation and Unavailability of Service.  Anything hereinabove to the
          ----------------------------------------
contrary notwithstanding, Landlord and Tenant agree that Landlord's obligation to furnish heat, electricity, air conditioning and/or water to the Premises shall be subject to and limited by all laws, rules, and regulations of any governmental authority affecting the supply, distribution, availability, conservation or consumption of energy, including, but not limited to, heat, electricity, gas, oil and/or water. Landlord shall abide by all such governmental laws, rules and regulations and, in so doing, Landlord shall not be in default in any manner whatsoever under the terms of this Lease, and Landlord's compliance therewith shall not affect in any manner whatsoever Tenant's obligation to pay the full Rent set forth in this Lease.

     F.   Load Bearing Capacity.  Tenant shall not place a load upon any floor
          ---------------------
of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe in a reasonable manner the weight and position of all safes and heavy installations which Tenant wishes to place in the Premises so as to properly distribute the weight thereof.

     G.   Unreasonable Noise or Vibration.  Business machines and mechanical
          -------------------------------
equipment belonging to Tenant which cause unreasonable noise or vibration that may be transmitted to the structure of the Building or to any leased space to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such unreasonable noise or vibration.

     H.   Telephone.  Subject to applicable codes, Landlord has or will cause to
          ---------
be installed telephone risers (collectively the "risers") from the outside of the Building to the telephone room (the "telephone room") serving the Premises. Tenant shall have the right to use the risers by installing telephone lines (the "telephone lines") from the Premises to the telephone room if and to the extent such telephone lines are not now in place. Landlord makes no representations or warranties with respect to the capacity, suitability or design of the risers, the telephone room or the telephone lines. If there is more than one tenant on a floor, Landlord shall allocate hookups to the telephone room based on the proportion of rentable square feet that each tenant occupies on the floor. The installation and hook-up of telephone lines by Tenant shall be subject to all of the terms and conditions of this Lease, including, without limitation, Section 9 of this Lease. Landlord shall not be liable for, and Tenant waives all claims with respect to, any damages or losses sustained by Tenant or by any occupant of the Premises, including, without limitation, any compensatory, property or consequential damages, resulting from the 'operation or maintenance of the risers, telephone rooms and telephone lines, including, without limitation, (i) any damage to Tenant's telephone lines, telephones or other equipment connected to the telephone lines, or (ii) interruption or failure of, or interference with, telephone or other service coming through the telephone lines to the Premises.

     I.   Supplemental HVAQ Equipment.  Tenant acknowledges that the portion of
          ---------------------------
the Premises on the 11th floor of the Building contains two supplemental cooling units, associated components located on the roof of the Building, and connecting conduits (the "Supplemental Cooling Equipment"). While the Supplemental Cooling Equipment shall remain the property of Landlord, Landlord grants Tenant permission to make use of the Supplemental Cooling Equipment so long as Tenant:
(i) arranges for regular, professional maintenance of the Supplemental Cooling Equipment by a contractor approved by Landlord, (ii) pays all electricity and other utility charges associated with the operation and maintenance of the Suppiemental Cooling Equipment, and (iii) accepts sole responsibility for any loss, cost or damage (exclusive of normal wear and tear) suffered by Landlord or Tenant arising out of the presence or operation of the Supplemental Cooling Equipment. Tenant shall have the right to relocate the Supplemental Cooling Equipment within the Premises, subject to the requirements of Section 9 hereof regarding alterations.

     6. RULES AND REGULATIONS. Tenant shall observe and comply and shall cause its subtenants, assignees, invitees, employees, contractors' and agents to observe and comply with the rules and regulations listed on Exhibit F attached
                                                            ---------
hereto and incorporated herein by this reference and with such reasonable modifications and additions thereto as Landlord may make from time to time. Landlord shall not be liable for failure of any person to obey such rules and regulations. Landlord shall not be obligated to enforce such rules and regulations against any person, and the failure of Landlord to enforce any such rules and regulations shall not constitute a waiver thereof or relieve Tenant from compliance therewith.

     7. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim: (a) to change the name or street address of the Building or the suite number of the Premises; (b) to install, affix and maintain any and all signs on the exterior or interior of the Building; (c) to make repairs, decorations, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, and for such purposes to enter upon the Premises, temporarily close doors, corridors and other areas in the Building and interrupt or temporarily suspend services or use of common areas, and Tenant agrees to pay Landlord for overtime and similar expenses incurred if such work is done other than during ordinary business hours at Tenant's request (provided Landlord shall use reasonable efforts, to the extent reasonably possible and commercially prudent, in Landlord's discretion, to mitigate any material disruption to the business of Tenant and other Tenants in the Building from Landlord's exercising such rights); (d) to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises; (e) to grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building; (f) to show or inspect the Premises at reasonable times and, if vacated or abandoned, to prepare the Premises for reoccupancy; (g) to install, use and maintain in and through the Premises, pipes, conduits, wires and ducts serving the Building, provided that such installation, use and maintenance does not unreasonably interfere with Tenant's use of the Premises; (h) to take any other action which Landlord deems reasonable in connection with the operation, maintenance or preservation of the Building; and (i) to comply with the provisions of any mortgage or deed of trust encumbering fee title to the Property (a "mortgage").

     8. MAINTENANCE AND REPAIRS. Tenant, at its expense, shall maintain and keep the Premises neat and clean and in good order and repair at all times during the Term. In addition, Tenant shall reimburse Landlord for the cost of any repairs to the Building necessitated by the acts or omissions of Tenant, its subtenants, assignees, invitees, employees, contractors and agents, to the extent Landlord is not reimbursed for such costs under its insurance policies. Subject to the preceding sentence, Landlord shall perform any maintenance or make any repairs to the Building as Landlord shall desire or deem necessary for the safety, operation or preservation of the Building, or as Landlord may be required or requested to do by any governmental authority or by the order or decree of any court or by any other proper authority.

Except as otherwise provided in Sections 12 and 13 below and subject to Tenant's obligations set forth in the preceding paragraph or elsewhere in this Lease, Landlord shall keep and maintain or cause to be kept and maintained the structural components of the Building (including, without limitation, the roof and the roof membrane), all common areas of the Property, and all Building systems (excluding only those non-standard portions of Building systems which are located within a tenant's premises and service only such tenant's premises) in a neat, safe and orderly condition and shall make all necessary repairs thereto. Except as otherwise provided in this Lease, the cost of all such maintenance shall be borne by Landlord and shall be included as part of Expenses.

     9.   ALTERATIONS

     A.   Requirements.  Tenant shall not make any replacement, alteration,
          ------------
improvement or addition to or removal from the Premises (collectively an "alteration") costing more than $5,000 to complete without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. In the event Tenant proposes to make any alteration, Tenant shall, prior to commencing such alteration, submit to Landlord for prior written approval: (i) detailed plans and specifications; (ii) sworn statements, including the names, addresses and copies of contracts for all contractors;
(iii) all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; (iv) certificates of insurance in form and amounts required by Landlord, naming Landlord and any other parties designated by Landlord as additional insureds; and (v) all other documents and information as Landlord may reasonably request in connection with such alteration. Tenant agrees to pay Landlord's standard charges for review of all such items and supervision of the alteration, which charge as of the date of this Agreement is five (5%) percent of the cost of the alteration. Neither approval of the plans and specifications nor supervision of the alteration by Landlord shall constitute a representation or warranty by Landlord as to the accuracy, adequacy, sufficiency or propriety of such plans and specifications or the quality of workmanship or the compliance of such alteration with applicable law. Tenant shall pay the entire cost of the alteration and, if reasonably requested by Landlord, shall deposit with Landlord prior to the commencement of the alteration, security for the payment and completion of the alteration in form and amount required by Landlord. Each alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications approved by Landlord, and shall meet or exceed the standards for construction and quality of materials established by Landlord for the Building. In addition, each alteration shall be performed in compliance with all applicable governmental and insurance company laws, regulations and requirements. Each alteration shall be performed by union contractors if reasonably required by Landlord and in harmony with Landlord's employees, contractors and other tenants. Each alteration, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises (excepting only Tenant's furniture, equipment and trade fixtures) shall become Landlord's property and shall remain upon the Premises at the expiration or termination of this Lease without compensation to Tenant; provided, however, that Landlord shall have the right to require Tenant to remove such alteration at Tenant's sole cost and expense in accordance with the provisions of Section 15 of this Lease. Notwithstanding the foregoing, in the event of any permitted alteration costing Tenant more than $100,000 to fully complete, Landlord shall notify Tenant prior to Tenant's commencing such alteration work whether Landlord shall require removal of such alteration by Tenant at the end of the Term, and Tenant shall be entitled to rely on such notice.

Tenant acknowledges that the Premises may constitute a place of public accommodation or a commercial facility under Title III of the Americans with Disabilities Act (the "ADA") and that the ADA is applicable to both an owner and a lessee of a place of public accommodation or commercial facility. Tenant further acknowledges that under the ADA any alteration to the Premises must comply with accessibility standards set forth in the rules promulgated by the Department of Justice at 28 C.F.R. 36. 101 et. seq. Notwithstanding anything in this Lease to the contrary, in the event Tenant makes any alteration to the Premises or conducts itself in a manner which would require compliance with Title III of the ADA and the accessibility standards promulgated by the Department of Justice, Tenant agrees to design and build such alterations to the Premises and/or to conduct itself in such a fashion as to comply with the ADA and the accessibility standards.

     B.   Liens.  Upon completion of any alteration, Tenant shall promptly
          -----
furnish Landlord with sworn owner's and contractors statements and full and final waivers of lien covering all labor and materials included in such alteration. Tenant shall not permit any mechanic's lien to be filed against the Building, or any part thereof, arising out of any alteration performed, or alleged to have been performed, by or on behalf of Tenant. If any such lien is filed, Tenant shall within ten (10) days thereafter (or such shorter period as required by the terms of any mortgage, provided Tenant has received notice of such shorter period) have such lien released of record or deliver to Landlord a bond in form, amount, and issued by a surety satisfactory to Landlord, indemnifying Landlord and the holder of a mortgage (a "mortgagee") against all costs and liabilities resulting from such lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien so released or to deliver such bond to Landlord, Landlord or a mortgagee, without investigating the validity of such lien, may pay or discharge the same; and Tenant shall reimburse Landlord or the mortgagee, as applicable, upon demand for the amount so paid by Landl6rd or the mortgagee, including Landlord's reasonable and actual expenses and attorneys' fees.

     10.  INSURANCE

     A.   Tenant's Insurance.  Tenant, at its expense, shall maintain at all
          ------------------
times during the Term the following insurance policies: (i) all risk or equivalent special form coverage insuring the full replacement cost of all improvements, alterations or additions to the Premises made at Tenant's expense, and all other property owned or used by Tenant and located in the Premises; (ii) commercial general liability insurance, contractual liability insurance and property damage insurance with respect to the Building and the Premises, with limits to be set by Landlord from time to time but in any event not less than $3,000,000.00 combined single limit for personal injury, sickness or death or for damage to or destruction of property for any one occurrence; and (iii) insurance against such other risks and in such other amounts as Landlord may from time to time reasonably require. The form of all such policies and deductibles thereunder shall be subject to Landlord's prior reasonable approval. All such policies shall be issued by insurers reasonably acceptable to Landlord and licensed to do business in The Commonwealth of Massachusetts and shall contain a waiver of any rights of subrogation thereunder. In addition, the policies shall name Landlord, the mortgagee and its agents, and any other parties designated by Landlord as additional insureds, shall require at least thirty (30) days' prior written notice to Landlord, the mortgagee, and such other parties designated by Landlord of termination or modification and shall be primary and not contributory. Tenant shall at least fifteen (15) days prior to the Commencement Date, and within fifteen (15) days prior to the expiration of each such policy, deliver to Landlord either a duplicate original of all insurance policies required to be maintained by Tenant hereunder or Evidence of Insurance (in form ACORD 27 or its equivalent) for each such policy evidencing the foregoing insurance or renewal thereof, as the case may be.

     B.   Landlord's Insurance.  Landlord shall take out and maintain in force
          --------------------
throughout the Term, in a company or companies authorized to do business in The Commonwealth of Massachusetts, (i) casualty insurance on the Building in an amount equal to the full replacement value of the Building (exclusive of foundations), covering all risks of direct physical loss or damage and so-called "extended coverage" risks and (ii) commercial general liability insurance with respect to the Building and Property in such amounts as Landlord may from time to time deem necessary or desirable. Any insurance required to be maintained by Landlord hereunder may be maintained in the form of a blanket policy covering the Building as well as other properties owned by Landlord or affiliates of Landlord so long as the blanket policy does not reduce the limits nor diminish the coverage required herein.

     11.  WAIVER AND INDEMNITY.

     A.   Waiver.  Tenant releases Landlord, its property manager and their
          ------
respective agents and employees from, and waives all claims for, damage or injury to person or property and loss of business sustained by Tenant and resulting from the Building or the Premises or any part thereof or any equipment therein becoming in disrepair, or resulting from any accident in or about the Building. This paragraph shall apply particularly, but not exclusively, to flooding, damage caused by Building equipment and apparatus, water, snow, frost, steam, excessive heat or cold, broken glass, sewage, gas, odors, excessive noise or vibration or the bursting or leaking of pipes, plumbing fixtures or sprinkler devices. Without limiting the generality of the foregoing, Tenant waives all claims and rights of recovery against Landlord, its property manager and their respective agents and employees for any loss or damage to any property of Tenant, which loss or damage is insured against, or required to be insured against, by Tenant pursuant to Section 10 above, whether or not such loss or damage is due to the fault or negligence of Landlord, its property manager or their respective agents or employees, and regardless of the amount of insurance proceeds collected or collectible under any insurance policies in effect.

     B.   Indemnity.  Tenant agrees to indemnify, defend and hold harmless
          ---------
Landlord, its property manager and their respective agents and employees, from and against any and all claims, demands, actions, liabilities, damages, costs and expenses (including attorneys' fees), for injuries to any persons and damage to or theft or misappropriation or loss of property occurring in or about the Building and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises (including, without limitation, any alteration by Tenant) or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed under this Lease or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. Without limiting the foregoing, Tenant shall indemnify, defend and hold Landlord harmless from any claims, liabilities, damages, costs and expenses arising out of the use or storage of hazardous or toxic materials in the Building by Tenant. If any such proceeding is filed against Landlord or any such indemnified party, Tenant agrees to defend Landlord or such party in such proceeding at Tenant's sole cost by legal counsel reasonably satisfactory to Landlord, if requested by Landlord.

     12.  FIRE AND CASUALTY

     A.   Obligation to Repair or Rebuild.  If the Premises or the Building
          -------------------------------
shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord of any damage or destruction to the Premises of which Tenant has knowledge or is aware, and Landlord, subject to its mortgagee's consent and to the conditions set forth in this Section 12, shall repair, rebuild or replace such damage and restore the Premises and/or the Building, subject to Section 12(D) and Section 12(F) below, to substantially the same condition in which they were immediately prior to such damage or destruction including restoration of the Base Building Elements (as defined in the Work Letter attached hereto as Exhibit D, but specifically excluding items (vii) and (viii) thereof); provided, however, that Landlord shall only be obligated to restore such damage which is covered by its fire and all risk insurance policy or policies.

     B.   Commencement and Completion of Work.  The work shall be commenced
          -----------------------------------
promptly and co~ipleted with due diligence, taking into account the time required by Landlord to effect a settlement with, and procure insurance proceeds from, the insurer, and for delays beyond Landlord's reasonable control.

     C.   Application of Proceeds. The net amount of any insurance proceeds
          -----------------------
(excluding proceeds received pursuant to any rental interruption coverage obtained by Landlord), recovered by reason of the damage or destruction of the Building in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds (such excess amount being hereinafter called the "net insurance proceeds") shall be applied towards the reasonable cost of the work required to be performed by Landlord under this Section 12. If the net insurance proceeds are more than adequate to complete such work, the amount by which the net insurance proceeds exceed the cost of such work shall be retained by Landlord.

     D.   Tenant's Personal Property and Alterations.  Landlord's obligation or
          ------------------------------------------
election to restore the Premises under this Section 12 shall not include the repair, restoration or replacement of the furniture or any other personal property owned by or in the possession of Tenant. In addition, Landlord shall not be under any obligation to repair, restore or replace any alterations or improvements to the Premises made by or on behalf of Tenant.

     E.   Abatement of Rent.  Tenant will receive an abatement of Rent to the
          -----------------
extent and during the time the Premises are rendered untenantable due to a fire or other casualty, such Rent to abate in such proportion as the part of the Premises thus destroyed or rendered untenantable bears to the total Premises from the date of such damage or destruction and until the earlier of the date that (i) Landlord obtains a certificate of occupancy with respect to completion of the work upon the Premises required to be performed by Landlord under this
Section 12 or (ii) Tenant recommences use of such part of the Premises and, in cases in which the Premises are being restored by Landlord, to be conditioned upon Tenant not occupying such part of the Premises for the conduct of business. If the Premises are so slightly damaged by such fire or other casualty as not to be rendered in any part unteriantable, Landlord shall complete the work upon the Premises required to be performed by Landlord under this Section 12 with reasonable promptness and the payment of Rent shall not be affected thereby. Tenant shall, at its own cost and expense, remove so much of its furniture and furnishings and other belongings from the Premises as Landlord shall require in order to perform the work required to be performed by Landlord under this
Section 12.

     F.   Landlord's Option Not to Restore.  Notwithstanding any of the
          --------------------------------
foregoing provisions of this Section 12 to the contrary, if there is substantial damage to the Building due to a fire or other casualty, or if, in the judgment of Landlord's architect, damage to the Premises due to a fire or other casualty is such that the work upon the Premises required to be performed by Landlord under this Section 12 with respect to such fire or other casualty cannot be completed within ninety (90) days after such fire or other casualty, then Landlord shall have the option not to perform the work upon the Premises required to be performed by Landlord under this Section 12 with respect to such fire or other casualty, and may elect to terminate this Lease by sending a written notice of such termination to Tenant, the notice to specify a termination date not less than thirty (30) days after its transmission. Landlord shall notify Tenant in writing within sixty (60) days after the date of such fire or other casualty of such architect's estimate of the period of time required to perform the work upon the Premises required to be performed by Landlord with respect to such fire or other casualty.

     G.   Tenant's Right to Terminate.  Notwithstanding anything herein to the
          ---------------------------
contrary, if the Premises are damaged by a fire or other casualty, then (i) if the fire or other casualty occurs prior to the date which is two hundred seventy
(270) before the Expiration Date (as it may be extended pursuant to the Tenant's Renewal Option) and if Landlord fails to complete the work upon the Premises required to be performed by Landlord under this Section 12 with respect to such fire or other casualty within two hundred seventy (270) days after such fire or other casualty, Tenant may terminate this Lease by notice given to Landlord at any time after the end of such two hundred seventy (270) day repair period but prior to the date that Landlord has completed the work upon the Premises required to be performed under this Section 12 with respect to such fire or other casualty, and (ii) if the fire or other casualty occurs within two hundred seventy (270) days of the Expiration Date (as it may be extended pursuant to the Tenant's Renewal Option) and if as a consequence of such fire or other casualty the Premises are rendered substantially unusable, the Tenant may terminate this Lease by notice given to Landlord within thirty (30) days of the date on which the fire or other casualty occurs.

     13. CONDEMNATION. If the Premises or the Building is rendered untenantable by reason of a condemnation (or by a deed given in lieu thereof), then either party may terminate this Lease by giving written notice of termination to the other party within thirty (30) days after such condemnation, in which event this Lease shall terminate effective as of the date of such condemnation. If this Lease so terminates, Rent shall be paid through and apportioned as of the date of such condemnation. If such condemnation does not render the Premises or the Building untenantable, this Lease shall continue in effect and Landlord shall promptly restore the portion not condemned to the extent reasonably possible to the condition existing prior to the condemnation. In such event, however, Landlord shall not be required to expend an amount in excess of the proceeds received by Landlord from the condemning authority. Landlord reserves all rights to compensation for any condemnation (except for any awards payable directly to Tenant for relocation expenses and except for any award for alterations to the Premises paid for by Tenant except to the extent any such award diminishes the award payable to Landlord on account of any such condemnation). Tenant hereby assigns to Landlord any right Tenant may have to such compensation (except as provided in the immediately preceding sentence), and Tenant shall make no claim against Landlord or the condemning authority for compensation (except as provided in the immediately preceding sentence) for termination of Tenant's leasehold interest under this Lease or interference with Tenant's business.

     14.  ASSIGNMENT AND SUBLETTING.

     A.   Landlord's Consent.  Tenant shall not, without the prior written
          ------------------
consent of Landlord: (i) assign, convey, mortgage or otherwise transfer this Lease or any interest hereunder, or sublease the Premises, or any part thereof, whether voluntarily or by operation of law; or (ii) permit the use of the Premises or any part thereof by any person other than Tenant and its employees. Any such transfer, sublease or use described in the preceding sentence (herein referred to as a "Transfer", which term shall include any reassignment of this Lease after any initial assignment of this Lease by the Tenant named herein, or any subsequent reassignment and any assignment of any sublease with respect to all or any portion of the Premises and any subsubleasing of any portion of the Premises previously subleased) occurring without the prior written consent of Landlord shall be void and of no effect. Landlord's consent to any Transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future Transfer. Landlord's consent to any Transfer or acceptance of rent from any party other than Tenant shall not release Tenant from any covenant or obligation under this Lease. Landlord may require as a condition to its consent to any assigninent of this Lease that the assignee execute an instrument in which such assignee assumes the obligations of Tenant hereunder. For the purposes of this paragraph, the transfer (whether direct or indirect) of all or substantially all of Tenant's assets (including Tenant's interest under this Lease), all or a majority of the capital stock in a corporate Tenant (whether by private sale or public offering of such stock), or the merger, consolidation or reorganization of such Tenant, or the transfer of all or any general partnership interest in any partnership Tenant, shall not be considered a Transfer provided that (exrept in case of a public offering of stock of a corporate Tenant) the Transferee of such assets or interest shall in all events have a positive net worth, as reasonably determined by Landlord.

     B.   Standards for Consent.  If Tenant desires the consent of Landlord to
          ---------------------
a Transfer, Tenant shall submit to Landlord, at least forty-five (45) days prior to the proposed effective date of the Transfer, a written notice which includes such information as Landlord may require about the proposed Transfer and the transferee. If Landlord does not terminate this Lease, in whole or in part, pursuant to Section 14(C), Landlord shall not unreasonably withhold its consent to any assignment or sublease. Landlord shall provide Tenant with notice of its grant or withholding of consent within thirty (30) days of receipt of Tenant's notice described in the first sentence of this Section 14(B). Landlord shall not be deemed to have unreasonably withheld its consent if, in the judgment of Landlord (without implied limitation): (i) the transferee is of a character or engaged in a business which is not in keeping with the standards or criteria used by Landlord in leasing the Building; (ii) the financial condition of the transferee is such that it may not be able to perform its obligations in connection with this Lease; (iii) the purpose for which the transferee intends to use the Premises or portion thereof is in violation of the terms of this Lease or the lease of any other tenant in the Building; (iv) the transferee is a current tenant of the Building or is a user who is then, or has at any time during the Term been, in negotiations with Landlord for space at the Property and such transferee's space needs could be accommodated by space available in the Building under a direct lease from Landlord; (v) the rent to be charged the transferee is less than the then fair market rental value of space in the Building (which fair market rental value shall be deemed to be the rent set forth in the most current lease by Landlord of space in the Building); or (vi) consent to the Transfer would violate the terms and provisions of a mortgage. If Landlord wrongfully withholds its consent to any Transfer, Tenant's sole and exclusive remedy therefor shall be to seek specific performance of Landlord's obligation to consent to such Transfer. If Landlord consents to any Transfer, Tenant shall pay to Landlord one hundred percent (100%) of all rent and other consideration received by Tenant in excess of the Rent paid by Tenant hereunder for the portion of the Premises so transferred(after first deducting therefrom all reasonable costs incurred by Tenant in connection therewith, including, without limitation, reasonable legal, brokerage, space planning, and construction costs in connection therewith, proviaed, however, that at Landlord's option, Landlord shall have the right to require Tenant to deduct such costs by amortizing such costs on a straight-line basis over the remaining Term of the Lease (and including any Renewal Term, if so exercised) in equal monthly amounts). Such rent shall be paid as and when received by Tenant. In addition, Tenant shall pay to Landlord any attorneys' fees and expenses incurred by Landlord in connection with any proposed Transfer, whether or not Landlord consents to such Transfer.

     C.   Recapture.  Landlord shall have the right to terminate this Lease as
          ---------
to that portion of the Premises covered by a Transfer. Landlord may exercise such right to terminate by giving notice to Tenant at any time within thirty
(30) days after the date on which Tenant has furnished to Landlord all of the items required under Section 14(B) above. If Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of, and Tenant shall surrender such portion of, the Premises (with appropriate dernising partitions erected at the expense of Tenant) on the later of (i) the effective date of the proposed Transfer, or (ii) ninety (90) days after the date of Landlord's notice of termination. In the event Landlord exercises such right to terminate, Landlord shall have the right to enter into a lease with the proposed transferee without incurring any liability to Tenant on account thereof. Notwithstanding the foregoing, Landlord's right to terminate this Lease shall not apply to a proposed sublease of some or all of the Phase 11 Premises or the Phase III Premises which sublease is entered into prior to June 30, 2000 and which sublease has a term (including any option periods) which extends to a date not later than June 30, 2001.

     D.   No Release.  In no event shall any Transfer release or relieve Tenant
          ----------
from its obligations to fully observe or perforin all of the terms, covenants and conditions of this Lease on its part to be observed or performed (including liability arising during any renewal term of this Lease or with respect to any expansion space included in the Premises). It is agreed that the liabilities and obligations of Tenant hereunder are enforceable either before, simultaneously with or after proceeding against any assignee, sublessee or other transferee of Tenant.

     15. SURRENDER. Upon the expiration or earlier termination of the Term or Tenant's right to possession of the Premises (and subject to the provisions of Sections 12 and 13 hereof), Tenant shall return the Premises to Landlord broom clean, and in good order and condition, ordinary wear only excepted. If Landlord requires Tenant to remove any alterations pursuant to Section 9 above, then such removal shall be done in a good and workmanlike manner; and, upon such removal, Tenant shall restore the Premises to its condition prior to the installation of such alterations. If Tenant does not remove such alterations after request to do so by Landlord, Landlord may remove the same and restore the Premises; and Tenant shall pay the cost of such removal and restoration to Landlord upon demand. Tenant shall also remove its furniture, equipment, trade fixtures and all other items of personal property from the Premises prior to the expiration or earlier termination of the Term or Tenant's right to possession of the Premises. If Tenant does not remove such items prior to the expiration or earlier termination of the Term or Tenant's right to possession of the Premises, Tenant shall be conclusively presumed to have conveyed the same to Landlord without further payment or credit by Landlord to Tenant; or at Landlord's sole option such items shall be deemed abandoned, in which event Landlord may cause such items to be removed and disposed of at Tenant's expense, without notice to Tenant and without obligation to compensate Tenant.

     16.  DEFAULTS AND REMEDIES.

     A.   Default.  The occurrence of any of the following shall constitute a
          -------
default (a "Default") by Tenant under this Lease:

          (i) Tenant fails to pay any Rent when due and such failure to pay is not cured within five (5) days after written notice from Landlord; however, a Default shall occur without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 16(A)(i) on more than two (2) occasions during the twelve (12) month interval preceding such failure to pay by Tenant;

          (ii) Tenant fails to perform or observe any other covenant or obligation of Tenant set forth in this Lease and such failure to perforin is not cured within thirty (30) days (or iminediately if the failure involves a hazardous condition) after notice from Landlord, or, in the case of a failure to observe any other covenant or obligation of Tenant set forth in this Lease which is not reasonably curable within thirty (30) days after notice from Landlord, Tenant fails to commence the cure of such failure promptly upon receipt of notice from Landlord to Tenant, or Tenant fails continuously to prosecute the cure of such failure, or Tenant fails to achieve such cure within ninety (90) days after such notice from Landlord to Tenant;

          (iii) the leasehold interest of Tenant is levied upon or attached under process of law and is not removed or bonded over to the satisfaction of Landlord within thirty (30) days;

          (iv)  Tenant or any guarantor of this Lease dies or dissolves;

          (v)   Tenant abandons or vacates the Premises; or

          (vi) any voluntary or involuntary proceedings are filed by or against Tenant or any guarantor of this Lease under any bankruptcy, insolvency or similar laws and, in the case of any involuntary proceedings, are not dismissed within sixty (60) days after filing.

Notwithstanding any of the foregoing provisions of this Section 16(A) to the contrary, no notice of the opportunity to cure a failure to perform or observe any covenant or obligation of Tenant set forth in thi-s Lease need be given, and no cure period whatsoever with respect thereto shall be allowed to Tenant, if the failure to perform or observe is incurable.

     B.   Right of Re-Entry.  Upon the occurrence of a Default, Landlord may
          -----------------
elect to terminate this Lease, or, without terminating this Lease, terminate Tenant's right to possession of all or any portion of the Premises, in either case by written notice thereof to Tenant. Upon any such termination, Tenant shall immediately surrender and vacate the Premises and deliver possession thereof to Landlord. Tenant grants to Landlord the right, without notice to Tenant, to enter and repossess the Premises and to expel Tenant and any others who may be occupying the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law.

     C.   Reletting.  If Landlord terminates Tenant's right to possession of the
          ---------
Premises without terminating this Lease, Landlord may relet the Premises or any part thereof In such case, Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord shall reasonably deem appropriate; provided, however, Landlord may first lease Landlord's other available space and shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. Tenant shall reimburse Landlord for the costs and expenses of reletting the Premises including, but not limited to, all brokerage, advertising, legal, alteration and other expenses incurred to secure a nov; tenant for the Premises. In addition, if the consideration collected by Landlord upon any such reletting, after payment of the expenses of reletting the Premises which have not been reimbursed by Tenant, is insufficient to pay monthly the full amount of the Rent, Tenant shall pay to Landlord the amount of each monthly deficiency as it becomes due. If such consideration is greater than the amount necessary to pay the full amount of the Rent, the full amount of such excess shall be retained by Landlord and shall in no event be payable to Tenant.

     D.   Termination of Lease.  If Landlord terminates this Lease pursuant to
          --------------------
the terms and provisions of this Section 16, Landlord may recover from Tenant and Tenant shall pay to Landlord, on demand, the Rent and other charges payable by Tenant to Landlord through the date of termination, and, in addition, shall pay to Landlord as damages, at the election of Landlord, either: (x) an accelerated lump sum amount equal to the present value (calculated using a discount rate equal to Landlord's reasonable estimate of the yield, as of the date of termination, produced by United States Treasury general obligation bills or notes (as the case may be) maturing on the date nearest in time to the Expiration Date) of the amount by which Landlord's reasonable estimate of the aggregate amount of Rent owing from the date of such termination through the Expiration Date plus Landlord's reasonable estimate of the aggregate expenses of reletting the Premises exceeds Landlord's reasonable estimate of the fair rental value of the Premises for the same period (after deducting from such fair rental value the time needed to relet the Premises and the amount of concessions which would normally be given to a new tenant); or (y) amounts equal to the Rent which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the Expiration Date; provided, however, if Landlord shall re-let the Premises during such period, then Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses incurred or paid by Landlord in tenninating this Lease, as well as the expenses of re-letting, including altering and preparing the Premises for new tenants, brokerage commissions, and all other similar and dissimilar expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such re-letting rday be for a period equal to or shorter or longer than the remaining Tenn of this Lease; and provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this subparagraph or to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit. If the Premises or any part thereof shall be re-let in combination with other space, a proper apportionment on a square foot area basis shall be made of the rent received from re-letting and other expenses of such reletting.

Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired if it had not been terminated hereunder.

     E.   Other Remedies.  At Landlord's election, and notwithstanding any
          --------------
subsequent or intervening cure thereof, Tenant's Default shall excuse Landlord from its obligations to deliver the Phase II or Phase III Premises to Tenant and/or to make any advance of funds to Tenant under the Work Letter, provided, however, that if Landlord shall elect to exercise either such remedy, Landlord shall be deemed to have elected to terminate the Lease as provided in Section 16(D) hereof. Further, Landlord may but shall not be obligated to perfonn any obligation of Tenant under this Lease; and, if Landlord so elects, all costs and expenses paid by Landlord in performing such obligation, together with interest at the Default.Rate, shall be reimbursed by Tenant to Landlord on demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

     F.   Bankruptcy.  If Tenant becomes bankrupt, the bankruptcy trustee shall
          ----------
not have the right to assume or assign this Leunless the trustee complies with all requirements of the United States Bankruptcy Code; and Landlord expressly reserves all of its rights, claims, and remedies thereunder.

     G.   Waiver of Trial by Jury.  Landlord and Tenant waive trial by jury in
          -----------------------
the event of any action, proceeding or counterclaim brought by either Landlord or Tenant against the other in connection with this Lease.

     17. HOLDING OVER. If Tenant retains possession of the Premises after the expiration or earlier termination of the Term or Tenant's right to possession of the Premises, Tenant shall pay Rent during such holding over at the greater of
(i) two hundred percent (200%) of the fair market rental value of the Premises or (ii) two and one-quarter times the rate of Rent in effect immediately preceding such holding over computed on a monthly basis for each month or partial month that Tenant remains in possession. Tenant shall also pay, indemnify and defend Landlord from and against all claims and damages, consequential as well as direct, sustained by reason of Tenant's holding over. In addition, at any time while Tenant remains in possession, Landlord may elect instead, by written notice to Tenant and not otherwise, to have such retention of possession constitute a renewal of this Lease for one (1) year for the fair market rental value of the Premises as reasonably determined by Landlord but in no event less than the Rent payable immediately prior to such holding over. The provisions of this Section do not waive Landlord's right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant's remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant.

     18.  ESTOPPEL CERTIFICATES.

     A. Tenant agrees that, from time to time upon not less than ten (10) business days' prior request by Landlord, Tenant shall execute and deliver to Landlord a written certificate certifying: (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect);
(b) the dates to which Rent has been paid; (c) that Tenant is in possession of the Premises, if that is the case; (d) that Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (e) that Tenant has no off-sets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any off-sets or defenses, a full and complete explanation thereof); and (f) such additional matters as may be requested by Landlord, it being agreed that such certificate may be relied upon by any prospective purchaser, mortgagee or other person having or acquiring an interest in the Building. If Tenant fails to execute and deliver any such certificate within ten (10) business days after request, Tenant shall be deemed to be in Default of its obligations under the Lease and Landlord shall have the remedies provided hereunder and at law and in equity for such Default.

     B. Landlord agrees that, upon not less than thirty (30) days prior request by Tenant, and no more than once every twelve (12) months, Landlord shall execute and deliver to Tenant a certificate providing the certifications set forth in clauses (a)-(e) above (adjusted as applicable to Landlord), provided, however, that such certifications shall be qualified to Landlord's
--------
knowledge and belief, and in no event shall Landlord be estopped or barred from asserting facts contrary to such certifications in any proceeding (including, without limitation, in any litigation involving this Lease, Tenant or any successor to Tenant's interest under this Lease) so long as such contrary facts are based on circumstances first arising after the date of the certification or circumstances which were concealed from Landlord by Tenant,.

     19. SUBORDINATION. This Lease is and shall be expressly subject and subordinate at all times to (a) any present or future ground, underlying or operating lease of the Building, and all amendments, renewals and modifications to any such lease, and (b) the lien of any present or future mortgage or deed of trust encumbering fee title to the Building and/or the leasehold estate under any such lease. If any such mortgage or deed of trust shall be foreclosed, or if any such lease shall be terminated, the mortgagee, beneficiary or lessor, as the case may be, shall recognize the Tenant's interest in the Lease and the Tenant shall attorn to the purchaser at the foreclosure sale or to the lessor under such lease, subject to and in accordance with the terms of this Lease. Any such purchaser or lessor, shall not be: (i) subject to any credits, offsets, defenses, claims," counterclaims or demands that Tenant might have against any prior landlord (including, without limitation, Landlord); (ii) bound by any previous modification or amendment of the Lease or by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord, unless such modification or prepayment shall have been made with the prior written consent of the mortgagee, purchaser (after such purchaser has succeeded to the interest of the mortgagee or landlord) or lessor, as applicable; (iii) liable for any accrued obligation, act or omission of any prior landlord (including, without limitation, Landlord), whether prior to or after foreclosure or termination of the superior lease, as the case may be; (iv) bound by any covenant to undertake or complete any improvements to the Building or the Premises, or to reimburse or pay Tenant for the cost of any such improvement; (v) required to perform or provide any services not related to possession or quiet enjoyment of the Premises; or (vi) required to account for any security deposit other than any security deposit actually delivered to such successor.

The foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that upon Tenant's request Landlord shall request from any such mortgagee, beneficiary or lessor (and Tenant, upon the request of any such mortgagee, beneficiary, lessor or purchaser at foreclosure, as the case may be, agrees to execute) such subordination and/or attornment instruments as may be required by such person to confirm such subordination and/or attornment on the form customarily used by such party. Notwithstanding the foregoing to the contrary, any such mortgagee, beneficiary or lessor may elect to give the rights and interests of Tenant under this Lease (excluding rights in and to insurance proceeds and condemnation awards) priority over the lien of its mortgage or deed of trust or the estate of its lease, as the case may be. In the event of such election and upon the mortgagee, beneficiary or lessor notifying Tenant of such election, the rights and interests of Tenant shall be deemed superior to and to have priority over the lien of said mortgage or deed of trust or the estate of such lease, as the case may be, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or lease. In such event, Tenant shall execute and deliver whatever instruments may be required by such mortgagee, beneficiary or lessor to confirm such superiority on the form customarily used by such party. If Tenant fails to execute any instrument required to be executed by Tenant under this Section 19 within ten (10) days after request, Tenant shall be deemed to be in Default of its obligations under the Lease and Landlord shall have the remedies provided hereunder and at law and in equity for such Default.

As long as any mortgage is outstanding, Tenant agrees that Tenant shall not cancel, surrender, terminate, or enter into any agreement to cancel, surrender or terminate the Lease, without the prior written approval of such mortgagee. In the event of any default on the part of Landlord, arising out of or accruing under the Lease, whereby the validity or the continued existence of the Lease might be impaired or terminated by Tenant, or Tenant might have a claim for partial or total eviction or abatement of rent, Tenant shall not pursue any of its rights with respect to such default or claim, and no notice of termination of the Lease as a result of such default shall be effective, unless and until Tenant has given written notice of such default or claim to the applicable mortgage (but not later than the time that Tenant notified Landlord of such default or claim) and granted to such mortgagee a reasonable time, which shall not be less than the greater of (i) the period of time granted to Landlord under the Lease, or (ii) thirty (30) days, after the giving of such notice by Tenant to such mortgagee, to cure or to undertake the elimination of the basis for such default or claim, after the time when Landlord shall have become entitled under the Lease to cure the cause of such default or claim; it being expressly understood that (a) if such default or claim cannot reasonably be cured within such cure period, such mortgagee shall have such additional period of time to cure same as it reasonably determines is necessary, so long as it continues to pursue such cure with reasonable diligence, and (b) such mortgagee's right to cure any such default or claim shall not be deemed to create any obligation for such mortgagee to cure or to undertake the elimination of any such default or claim.

     20. QUIET ENJOYMENT. As long as no Default exists, which remains uncured, Tenant shall peacefully and quietly have and enjoy the Premises for the Tenn, free from interference by Landlord, subject, however, to the provisions of this Lease. The loss or reduction of Tenant's light, air or view will not be deemed a disturbance of Tenant's occupancy of the Premises nor will it affect Tenant's obligations under this Lease or create any liability of Landlord to Tenant.

     21. BROKER. Tenant and Landlord each represent (for themselves only) to the other that they have dealt only with the broker(s) set forth in Item 16 of the Schedule (the "Broker(s)") in connection with this Lease and that, insofar as either knows, no other broker negotiated this Lease or is entitled to any commission in connection herewith. Tenant and Landlord each agree to indemnify, defend and hold the other, and Landlord's asset manager, its property manager and their respective employees harmless from and against any claims for a fee or commission made by any broker, other than the Broker(s), claiming to have acted by or on behalf of Tenant or Landlord in connection with this Lease. Landlord shall be responsible for payment of the fees and commissions payable to the Brokers in connection with this Lease.

     22. NOTICES. All notices and demands to be given by one party to the other party under this Lease shall be given in writing, mailed or delivered to Landlord or Tenant, as the case may be, at the address of each party set forth in the Schedule or at such other address as either party may hereafter designate. Notices shall be delivered by hand or by United States certified or registered mail, postage prepaid, return receipt requested, or by a nationally recognized overnight air courier service. Notices shall be considered to have been given upon the earlier to occur of actual receipt or refusal to accept delivery thereof.

     23. PARKING. During the Term, Tenant shall be permitted to use at no cost to Tenant its allocable share of vehicular parking spaces in the parking areas designated by Landlord for use by Building tenants, subject to such reasonable terms, conditions and regulations as are from time to time applicable to authorized users of such parking areas. Tenant's allocable share of such parking spaces shall be 3.5 parking spaces per 1,000 square feet of rentable floor area within the Premises, i.e. two hundred fifty-four (254) parking spaces. Such parking spaces shall be available for Tenant's use on an unassigned, non-reserved basis. So long as Landlord elects to make available to tenants of the Building, as matter of management practice, space in the Landlord's 300-space garage at the Property, Tenant shall have the option on a first-come, first-served basis to convert one unassigned parking space per 4,000 square feet of rentable space of the Premises (i.e., up to 18 spaces) to an unassigned space available in the garage for which Tenant shall pay Landlord's prevailing monthly rates. Landlord may, pursuant to Section 6 hereof, establish reasonable rules and regulations regarding Tenant's use of such parking areas. Landlord represents that, as of the date of this Lease, eighteen (18) spaces are available for Tenant's use in said garage.

     24. COOPERATIVE INTERRUPTIBLE SERVICE AGREEMENT. Landlord has entered into that certain Cooperative Interruptible Service Agreement dated March 21, 1994 with Massachusetts Electric Company. If Landlord shall be required to pay a penalty or extra fee under such Cooperative Interruptible Service Agreement because of Landlord's election not to allow interruption of electrical service to the Building after request thereof by Massachusetts Electric Company, Tenant shall reimburse Landlord for Tenant's Proportionate Share of the amount of such penalty or extra fee. Such reimbursement shall be made by Tenant to Landlord within thirty (30) days of receipt by Tenant of a statement setting forth the total amount of the penalty or extra fee and Tenant's Proportionate Share thereof.

     25. SECURITY DEPOSIT. The security deposit set forth in Item 15 of the Schedule (the "Security Deposit"), shall be deposited and maintained with Landlord as follows: (a) upon full execution hereof Tenant shall deliver a letter of credit in the amount of $500,000, drawable on a national bank headquartered in Boston, Massachusetts and in all other respects acceptable to Landlord (the "LC"); (b) in the event Tenant shall elect to receive any Tenant Improvement Advance from Landlord, Tenant shall, on January 1, 2000, and again, on September 1, 2000 (if additional Tenant Improvement Advances have been made), cause the amount of the LC to be increased to an amount equal to (i) $500,000, plus (ii) the amount of all such Tenant Improvement Advance amounts advanced to Tenant prior to such date, and (c) so long as no Default has occurred under the Lease, Tenant shall be entitled to reduce the amount of the Security Deposit evidenced by the LC by $100,000 per year, beginning on September 1, 2001, and on each anniversary thereof, until the face amount of the LC equals $100,000. In no event shall the amount of the Security Deposit be reduced below $100,000.

     The Security Deposit is security for the performance of Tenant's obligations under this Lease. Upon the occurrence of a Default, Landlord may use all or any part of the Security Deposit for the payment of any Rent or for the payment of any amount which Landlord may pay or become obligated to pay by reason of such Default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of such Default. If any portion of the Security Deposit is used, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. In no event shall the Security Deposit be considered an advanced payment of Rent, and in no event shall Tenant be entitled to use the Security Deposit for the payment of Rent. If no default by Tenant exists hereunder, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days after the expiration of the Term and vacation of the Premises by Tenant. Landlord shall have the right to transfer the Security Deposit to any purchaser of the Building. Upon such transfer, Tenant shall look solely to such purchaser for return of the Security Deposit; and Landlord shall be relieved of any liability with respect to the Security Deposit.

     26. DIRECTORY; SIGNS. Landlord will place Tenant's i name and suite number on the Building standard directory. Except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, no signs shall be placed, erected, maintained or painted by Tenant at any place upon the Premises or the Property, except with Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed.

     27.  RENEWAL OPTION

     A. Provided Tenant is not in default under this Lease beyond applicable cure or grace periods and no event or condition exists which with notice and the expiration of any grace period would constitute a default under this Lease at the time the option may be exercised, and provided Tenant will be occupying all of the Premises on the commencement date of the applicable Renewal Tenn (as hereinafter defined), Landlord grants Tenant one (1) option (the "Renewal Option") to renew this Lease with respect to all of the Premises for one (1) additional period of five (5) years (the "Renewal Term"). The Renewal Option may be exercised by Tenant delivering written notice to Landlord at least twelve
(12) months, but no earlier than fifteen (15) months, prior to the expiration date of the Term. Time is of the essence in the exercise of the Renewal Option.

     B. The Base Rent payable for the Renewal Term shall be one hundred percent (100%) percent of the market rental rate being charged by landlords to tenants renewing their leases in similarly dernised and improved premises in Class A office buildings of similar size and quality, offering a similar amenity package. Within thirty (30) business days after Tenant's exercise of the Renewal Option, if exercised, Landlord shall notify Tenant in writing of the proposed Base Rent for the Renewal Term (the "Renewal Rental Rate") as determined by the above formula. Tenant shall have fifteen (15) business days from the receipt of Landlord's notice to either accept or dispute Landlord's determination of the Renewal Rental Rate. In the event that Tenant disputes Landlord's determination, Tenant shall so notify Landlord and advise Landlord of Tenant's determination of the Renewal Rental Rate for the applicable Renewal Term as determined by the above formula. If Landlord and Tenant cannot agree upon the market rental rate within fifty (50) days of Tenant's original notice of its intent to exercise its Renewal Option, the following dispute resolution mechanism shall be utilized:
The parties, within ten (10) days after the expiration of said fifty (50) day period, shall jointly appoint as arbitrator, a certified commercial real estate appraiser with a minimum of ten (10) years experience in the applicable market. If Landlord and Tenant cannot agree on an acceptable arbitrator, Landlord and Tenant shall each choose, within an additional ten (10) days thereafter, its own arbitrator who meets the qualifications described above. The arbitrators shall then jointly select, within an additional ten (10) days, an arbitrator to serve as the arbitrator hereunder. Within fifteen (15) days after appointment, the arbitrator shall choose either Landlord's or Tenant's determination of market rental rate. The cost of the arbitrator(s) shall bome equally by Landlord and Tenant.

     C. Landlord and Tenant shall execute an amendment to this Lease within thirty (30) days after the determination of the market rental rate for the Renewal Term, which amendment shall set forth th& Renewal Term, the annual Base Rent and all other terms and conditions for the Renewal Term.

     D. Except as set forth above, the Renewal Term shall be subject to all of the terms and conditions of this Lease; provided, h6wever, that there shall be no extension rights at the expiration of the Renewal Tenn.

     28.  TELECOMMUNICATIONS EQUIPMENT.

     Landlord hereby grants to Tenant a non-exclusive license to use a portion of the roof of Tower III of the Building (to be determined by Landlord) for installation and use of one satellite or wireless antenna (the "Communication Equipment") during the Term of the Lease. Landlord shall have the unrestrained right to approve the location, size, and installation of the Communication Equipment to ensure the same does not (a) interfere with or compromise the rights or operation of equipment of any other tenant or licensee of space on the roof, or (b) present any risk of damage to such equipment, the roof, roof membrane, or the structure of the roof and/or the Building. Tenant shall have no obligation to pay rent for such license, but Tenant shall, at its sole cost and expense, maintain such Communication Equipment in good condition and repair, and comply with the terms and conditions set forth herein and in Exhibit F hereto for use of the Communication Equipment and the roof and the building structure. Unless Landlord's prior written consent has been obtained, said license may not be transferred or assigned by Tenant to any party (other than a party to which Tenant's rights under this Lease have been Transferred and with respect to which Landlord's consent is either not required or has been obtained pursuant to Section 14 of this Lease).

     29.  MISCELLANEOUS.

     A.   Successors and Assigns.  Subject to Section 14 of this Lease, each
          ----------------------
provision of this Lease shall extend to, bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns; and all references herein to Landlord and Tenant shall be deemed to include all such parties.

     B.   Entire Agreement.  This Lease, and the riders and exhibits, if any,
          ----------------
attached hereto which are hereby made a part of this Lease, represent the complete agreement between Landlord and Tenant; and Landlord has made no representations or warranties except as expressly set forth in this Lease. No modification or amendment of or waiver under this Lease shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

     C.   Time of Essence.  Time is of the essence of this Lease and each and
          ---------------
all of its provisions.

     D.   Execution and Delivery.  Submission of this instrument for examination
          ----------------------
or signature by Tenant does not constitute a reservation of space or an option for lease, and it is not effective until execution and delivery by both Landlord and Tenant. Execution and delivery of this Lease by Tenant to Lmdlord shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions set forth herein, which offer may not be revoked for five (5) business days after such delivery.

     E.   Severability. The invalidity or unenforceability of any provision of
          ------------
this Lease shall not affect or impair any other provisions of this Lease.

     F.   Governing Law.  This Lease shall be governed by and construed in
          -------------
accordance with the laws of The Commonwealth of Massachusetts.

     G.   Attorneys' Fees.  Tenant shall pay to Landlord all costs and expenses,
          ---------------
including reasonable attorneys fees, incurred by Landlord in enforcing this Lease or incurred by Landlord as a result of any litigation to which Landlord becomes a party as a result of this Lease.

     H.   Joint and Several Liability.  If Tenant is comprised of more than one
          ---------------------------
party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

     I.   Force Majeure.  Landlord shall not be in default hereunder and Tenant
          -------------
shall not be excused from performing any of its obligations hereunder if Landlord is prevented from performing any of its obligations hereunder due to any accident, breakage, strike, shortage of materials, acts of God or other causes beyond Landlord's reasonable control.

     J.   Captions.  The headings and titles in this Lease are for convenience
          --------
only and shall have no effect upon the construction or interpretation of this Lease.

     K.   No Waiver.  No receipt of money by Landlord from Tenant after
          ---------
termination of this Lease or after the service of any notice or after the commencing of any suit or after final judgment for possession of the Premises shall renew, reinstate, continue or extend the Term or affect any such notice or suit. No waiver of any default of Tenant shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated.

     L.   No Recording.  Tenant shall not record this Lease. Landlord and
          ------------
Tenant shall, upon request of either, execute and deliver a notice of this Lease in such recordable form as may be permitted by applicable law.

     M.   Definition of Landlord; Landlord's Liabilily.  The word "Landlord" is
          --------------------------------------------
used herein to include the Landlord named above as well as its successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had it originally signed this Lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after it ceases to hold title to the Premises except for obligations which may have theretofore accrued. Neither Landlord nor any principal, employee or partner of Landlord nor any owner of the Property, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises, and neither Landlord nor any principal, employee or partner of Landlord shall have any personal liability to Tenant for any liability of,or claim against Landlord under this Lease beyond the equity of the Landlord in the Building and the Fee Land.

     N.   Financial Reports.  Within fifteen (15) days after Landlord's request
          -----------------
therefor, Tenant shall furnish to Landlord Tenant's most recent audited financial statements (including any notes to them) or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. Tenant shall discuss its financial statements with Landlord and Tenant shall reasonably provide components of its books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (i) to Landlord's lenders or prospective purchasers of the Property or any portion thereof, (ii) in litigation between Landlord and Tenant, and (iii) if required by court order.

     O.   Telecommunications.  Tenant and its telecommunications companies,
          ------------------
including but not limited to local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building for the installation and operation of telecommunications systems, including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent, the withholding of which shall not be patently unreasonable.

     P.   Landlord's Representations.  Landlord is the owner of the Property,
          --------------------------
and Landlord has full right, power, and authority to enter into this Lease. To Landlord's knowledge, as of the date hereof, the Building, its structure, roof, and mechanical, electrical and HVAC building systems are in good operating condition; the smoke alarms and life safety systems in the Building are in good working order and comply with all state and local fire and safety code requirements applicable thereto; the Building common areas are in compliance with all requirements of the ADA.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as a scaled instrument as of the day and year first above written.

WITNESS:                           LANDLORD:

                                   CROSS POINT LIMITED PARTNERSHIP, a
                                   Massachusetts limited partnership

                                        By: YBCP, L.L.C., its general partner

                                            By: BRE/Cross Point LLC, a member


________________________                    By: ________________________
Name:                                           Name:
                                                Title:


WITNESS:                           TENANT:

                                   CONVERGENT NETWORKS, INC., a Delaware
                                   corporation


________________________           By: _________________________________
Name:                                    Name:
                                         Title: President (or Vice President)


________________________           By: _________________________________
Name:                                    Name:
                                         Title: Treasurer (or Assistant
                                         Treasurer)

                                   EXHIBIT A
                                   ---------

                         LEGAL DESCRIPTION OF FEE LAND
                         -----------------------------

Three (3) certain parcels of land located in Lowell and in Chelmsford in Middlesex County, Massachusetts, more particularly described as Parcel 1, Parcel 2, and Parcel 3, below:

Parcel 1:
--------

A certain parcel of land situated southwest of Industrial Avenue at River Meadow Brook in the City of Lowell, County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at a point on the southwesterly side of Industrial Avenue and the northeasterly comer of said lot thence;

S 59-05'36"E   A distance of sixty-four and forty-seven hundredths feet (64.47')
               to a point; thence

S 46-22'30"W   A distance of six hundred twenty-eight and eighty three
               hundredths feet (628.83') to a point; thence

S 56-26'20"W   A distance of three hundred ninety and twenty-five hundredths feet (390.25') to a point; thence

N 17-55'20"W   A distance of one hundred thirty and no hundredths feet (130.00')
               to a point; thence

N 56-03'05"E   A distance of four hundred eighty-eight and fifty-four hundredths feet (488.54') to a point; thence

Northeasterly  And curving left along the arc of a curve having a radius of two thousand eight hundred ninety-seven and ninety three hundredths feet (2897.93'), a length of four hundred sixty and twenty-four hundredths feet (460.24') to the point of beginning on the southwesterly side of Industrial Avenue.

The above described parcel of land contains 2.276 acres in the City of Lowell, Massachusetts and is shown as Lot 2 on a plan entitled "Subdivision Plan of Land in Lowell, Massachusetts" by Vanasse Hangen Brustlin, Inc., scale 1" = 80', dated February 27, 1995 and revised May 22, 1995, which plan is recorded with the Middlesex North District Registry of Deeds with the below-described deed.

For title to Parcel 1, see deed recorded with the Middlesex North District Registry of Deeds in Book 7158, Page 147.

Parcel 2:
--------

A certain parcel of land with the buildings thereon situated partly in Lowell and partly in Chelmsford, Middlesex County, Massachusetts, and bounded and described as follows:

Beginning at a point located 165.08 feet on a curve to the right having a radius of 4,750.00 feet from Sta. 1285+02.50 located on centerline of location, Lowell Secondary Branch, Boston and Maine Corporation, thence running on a curve to the left a distance of 198.85 feet to a point; thence turning and running

North 57- 09' 30" East, 1,417.96 feet to a point; thence turning and running

On a curve to the left having a radius of 2,831.93 feet a distance of 466.97 feet to a point; thence turning and running

South 57- 5 8' 11 " East 44.54 feet to a point; thence turning and running

South. 46- 56' 05" West 35.74 feet to a point; thence turning and running

South 57- 5 8' 11 " East 23.45 feet to a point; thence turning and running

On a curve to t1he right having a radius of 2,897.93 feet a distance of 460.49 feet to a point; thence turning and running

South 57- 09' 30" West 982.69 feet to a point; thence turning and running

South 49. 27' 00" East 8.65 feet to a point; thence turning and running

South 43- 17' 30" West 600.00 feet to the point of beginning.

Be all of said measurements, more or less, however otherwise bounded and described, said parcel containing an area of 2.125 acres in the Town of Chelmsford and 1.452 acres in the City of Lowell, or a total of 3.577 acres, more or less, and being shown upon plan marked: "Plan of Land in Lowell & Chelmsford, Massachusetts, Robert W. Meserve, et al, Trustees of the Property of the Boston and Maine Corporation to Wang Laboratories, Inc., Scale: I" = 60', August 19, 1980, Dana F. Perkins and Assoc., Inc., Civil Engineers and Surveyors, Reading -Lowell, Mass." recorded with the Middlesex North District Registry of Deeds in Plan Book 134, Page 70.

For title to Parcel 2, see deed recorded with the Middlesex North District Registry of Deeds in Book 7158, Page 147.

Parcel 3:
--------

A certain parcel of land with the buildings thereon, situate partly in Lowell and partly in Chelmsford in the County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

Northwesterly by Chelmsford Street, seven hundred sixty-one and 07/100 (761.07) feet;

Northerly by the southerly line forming the junction of said Chelmsford Street and Industrial Avenue, one hundred one and 41/100 (101.41) feet;

Northeasterly by the southwesterly line of said Industrial Avenue, eight hundred ninety and 19/100 (890.19) feet;

Southeasterly by land now or formerly of Trustees of the New York, New Haven and Hartford Railroad Company Debtor, twelve hundred ninety-three and 24/100 (1293.24) feet; and

Westerly eleven and 12/100 (11.12) feet;

Northwesterly three hundred twenty-four and 83/100 (324.83) feet;

Northerly eleven and 06/100 (11.06) feet;

Northwesterly one hundred eighty-six and 60/100 (186-60) feet; and

Southwesterly two hundred sixteen (216) feet by land now for formerly of Massachusetts Electric Company.

All of the boundaries are determined by the Land Court to be located as shown on Plan 33375-A, drawn by Dana F. Perkins & Sons Inc., Surveyors, dated July 6, 1964 and October 1965, as modified and approved by the Court, filed in the Land Registration Office, a copy of a portion of which is filed with Certificate of Title No. 14864.

For title to Parcel 3, see Certificate of Title No. 31319 filed with the Middlesex North Registry District of the Land Court in Registration Book 159, Page 237.

                                  EXHIBIT A-1
                                  -----------

                      LEGAL DESCRIPTION OF EASEMENT LAND
                      ----------------------------------

A certain parcel of land situated at the southwesterly intersection of Industrial Avenue and River Meadow Brook in the City. of Lowell, County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at the point at the northwesterly comer of the intersection of Industrial Avenue and a private way known as Reiss Avenue; thence

S 44-05'16"E   A distance of fifty and no hundredths feet (50.00') to a point, by said Industrial Avenue; thence

S 45-54'44"W   A distance of fifty and no hundredths feet (50.00') to a point;
               thence

S 44-05'16"E   A distance of eighty-seven and sixty five hundredths feet
               (87.65') to a point; thence

S 10-54'44"W   A distance of two hundred seven and ninety hundredths feet
               (207.90') to a point; thence

N 82-54'42"E   A distance of two hundred seventy five and fifty hundredths feet
               (275.50') to a point, the last four (4) courses by land now or formerly of Shaw Corp; thence

S 07-05'18"E   A distance of one hundred forty-two and twenty-nine hundredths feet (142.29') to a point; thence

S 00-24'42"W   A distance of four hundred sixty-seven and fifteen hundredths feet (467.15') to a point of non-tangency; thence

Southwesterly  And curving to the right along the are of a curve having a radius of one thousand nine hundred twenty and no hundredths feet (1,920.00') a length of three hundred and fifty-five hundredths feet (300.55') to a point; thence

Southwesterly  And curving to the right along the arc of a curve having a radius of seven hundred twenty and no hundredths feet (720.00') a length of two hundred seventy-nine and ninety-four hundredths feet (279.94') to a point; thence

Northwesterly  And curving to the right along the arc of a curve having a radius of two hundred forty and no hundredths feet (240.00'), a length of three hundred ten and twenty-nine hundredths feet (310.29') to a point; thence

N 71-38'56"W   A distance of five hundred twenty-seven and seventeen hundredths feet (527.17') to a point; thence

Northwesterly  And curving to the right along the arc of a curve having a radius of two thousand nine hundred twenty and no hundredths feet (2,920.00'), a length of sixty three and twenty-one hundredths feet (63.2l') to a point, the last seven (7) courses by the State Highway layout #4709 of both the Lowell Connector and Route 495; thence

N 17-55'20"W   A distance of seven hundred fifty-eight and thirty-nine
               hundredths feet (758.39') to a point; thence

N42-12'04"E    A distance of one hundred seventy-three and two hundredths feet
               (173.02') to a point; thence

N17-55'20"W    A distance of four hundred sixty-four and forty-eight hundredths feet (464.48') to a point, the last three (3) courses by land now or formerly of New England Power Co. and the Town Line; thence

N56-26'20"E    A distance of three hundred ninety and twenty-five hundredths feet (390.25') to a point; thence

N46-22'30"E    A distance of six hundred twenty-eight and eighty-three
               hundredths feet (628.83') to a point, the last two (2) courses by Lot 2; thence

S 59-05'36"E   A distance of one hundred twenty-four and eight three hundredths feet (124.83') to a point; thence

S 44-05'16"E   A distance of one hundred five and thirty-seven hundredths feet
               (105.37') to a point; thence

Southwesterly  And curving to the right along the arc of a curve having a radius of ninety-one and no hundredths feet (91.00'), a length of twenty-seven and thirty-one hundredths feet (27.3 1') to a point; thence

S 00-24'42"W   A distance of three hundred thirty-eight and thirteen hundredths feet (338.13') to a point; thence

Southwesterly  And curving to the right along the arc of a curve having a radius of ninety-one and no hundredths feet (91.00'), a length of seventy-two and twenty-seven hundredths feet (72.27') to the point of beginning, the last five (5) courses by the westerly sideline of Industrial Avenue.

     The above described parcel of land contains 42.403 acres in the City of Lowell, Massachusetts and is shown as Lot I on a plan entitled "Subdivision Plan of Land in Lowell, Massachusetts" by Vanasse Hangen Brustlin, Inc., scale I" = 80', dated February 27, 1995 and revised May 22, 1995, which plan is recorded with the Middlesex North District Registry of Deeds with the below-referenced deed.

     The above described parcel of land includes, in addition to land not registered, the following parcels of registered land: (i) Lot 3 as shown on Land Court Plan No. 30641B, more particularly described in Certificate of Title No. 22535; and (ii) Lot 6 as shown on Land Court Plan No. 30641 C, more particularly described in Certificate of Title No. 25059.

     For title reference, see deed of Wang Laboratories, Inc. recorded with the Middlesex North District Registry of Deeds in Book 7518, Page 140 and filed for registration with Middlesex North Registry District of the Land Court as Document No. 159311, and Certificate of Title No. 31999.

                                   EXHIBIT B
                                   ---------

                            FLOOR PLAN OF PREMISES
                            ----------------------

     See attached floor plans for floors 10, 11, and 12 of Tower III of the Building.

                                   EXHIBIT C
                                   ---------

                                  SKETCH PLAN
                                  -----------

                          [TO BE PROVIDED BY TENANT]

                                   EXHIBIT D
                                   ---------

                                  WORK LETTER
                                  -----------

THIS WORK LETTER AGREEMENT ("Work Letter") is entered into as of the day of
                             -----------
August, 1999 by and between CROSS POINT LIMITED PARTNERSHIP, ("Landlord"), and
                                                               --------
CONVERGENT NETWORKS, INC. ("Tenant").
                            ------

                                   RECITALS
                                   --------

A. Concurrently with the execution of this Work Letter, Landlord and Tenant have entered into a certain Lease dated the date hereof (the "Lease") leasing
                                                              -----
72,632 rentable square feet of space on two floors of Tower III of the Building (the "Premises"), as more particularly described in the Lease. All terms not
      --------
defined herein have the same meaning as set forth in the Lease.

B. The terms and conditions of this Work Letter shall apply to the design and construction of alterations to the Premises, which is to be designed and constructed by Tenant.

C. In order to induce Landlord to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

                                   AGREEMENT
                                   ---------

1.   LANDLORD'S DELIVERY OF THE PREMISES.
     -----------------------------------

     (a) Landlord agrees to deliver the Premises to Tenant in the following condition (the "Base Building Elements") no later than August 15, 1999:
                     ----------------------

          (i) Landlord's Services (as defined in the Lease) fully installed, available and in good working condition.

          (ii) Sprinkler risers delivered to the floor; valve connections and main sprinkler service available.

          (iii)  Electrical/telephone closets available.

          (iv) Primary HVAC ductwork from mechanical equipment room to the Premises.

          (v)    Fire protection alarm system installed.

          (vi)   Life safety systems installed.

          (vii) Minor items of damage listed on Schedule I hereto having been repaired.

          (viii) Data, electric and phone wiring to the existing cubicles in the same condition as they are as of the date of this Work Letter.

     (b) Tenant acknowledges that certain furniture and installations (the "Workstations") are presently stored in the Premises. The Workstations are the property of Steelcase Corporation and were leased by the former tenant of the Premises. If Tenant wishes to make use of the Workstations during the Lease term, Tenant shall be responsible for making any necessary arrangements directly with Steelcase Corporation. If Tenant wishes to have the Workstations removed, Tenant shall be responsible for making any necessary arrangements directly with Steelcase Corporation. Landlord shall cooperate with Tenant in this regard and permit Steelcase Corporation or its agents reasonable access to the Premises for purposes of removing the Workstations, but Landlord shall have no liability to tenant under the Lease or under this Workletter on account of the presence of the Workstations in the Premises.

2.   TENANT'S WORK.  As used in the Lease and this Work Letter Agreement, the
     -------------
term "Tenant's Work" means those items of general tenant improvement
      -------------
construction shown on the Final Plans (described in Paragraph 5(b) below). All Tenant's Work attached to the Premises and components thereof shall at all times be and remain the sole property of Landlord, excluding Tenant's computer and telecommunications equipment.

3.   CONSTRUCTION REPRESENTATIVES.  Landlord appoints the following person(s) as
     ----------------------------
Landlord's representative ("Landlord's Representative") to act for Landlord in
                            -------------------------
all matters covered by this Work Letter:

     James E. Lesko III
     Cross Point Limited Partnership
     900 Chelmsford Street
     Lowell, MA 01851

Tenant appoints the following person(s) as Tenant's representative ("Tenant Representative") to act for Tenant in all matters covered by this Work Letter.

     Karen Vergura
     Convergent Networks, Inc.
     900 Chelmsford Street
     Lowell, MA 01851

All communications with respect to the matters covered by this Work Letter are to be made to Landlord's Representative or Tenant's Representative, as the case may be, in writing, in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter at any time by written notice to the other party in compliance with the notice provisions of the Lease.

4.   DESIGN AND CONSTRUCTION. All Tenant's Work shall be performed by designers
     -----------------------
("Tenant's Architect") and contractors ("Tenant's Contractor") selected and
  ------------------                     -------------------
engaged by Tenant and approved in advance by Landlord (such approval not to be unreasonably withheld).

5.   TENANT IMPROVEMENT PLANS.
     ------------------------

     (a)  Preparation of Final Plans.  Tenant's Architect will prepare (i)
          --------------------------
     schematic design drawings (the "Schematics"), (ii) design development
                                     ----------
     drawings (the "Designs"), and (iii) complete architectural plans, drawings
                    -------
     and specifications and complete engineered mechanical, structural and electrical working drawings for all of Tenant's Work (the "Final Plans").
                                                                -----------
     The Final Plans will show: (A) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (B) all internal and external communications and utility facilities which will require the installation of conduits or other improvements from the base Building shell and/or within common areas; and (C) all other specifications for Tenant's Work. The Schematics, the Designs and the Final Plans will each be submitted to Landlord for Landlord's approval. Landlord agrees to advise Tenant in writing of any disapproval of the Schematics, the Designs or the Final Plans and the reasons therefor within five (5) business days of receipt thereof. If Landlord in its reasonable discretion does.,not approv'e the Schematics, the Designs or the Final Plans, Tenant will then cause Tenant's Architect to redesign the Schematics, the Designs or the Final Plans, as applicable, incorporating the revisions reasonably requested by Lafidlord so as to make the Schematics, the Designs, or Final Plans consistent with Landlord's requests.

     (b)  Requirements of the Final Plans.  The Final Plans will include
          -------------------------------
     locations and complete dimensions of the Tenant's Work, and will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) be compatible with and of at least equal quality as tenant improvement work generally approved by Landlord; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not require Building service beyond the level normally provided to other tenants in the Building without Landlord's prior written consent, and will not overload the floors of the Building; and (v) be generally of a "Class A" nature and quality, as determined by Landlord in its reasonable discretion.

     (c)  Submittal of Final Plans. Once the Final Plans have been approved by
          ------------------------
     Landlord, Tenant shall submit the following to Landlord: (i) the Final Plans signed and stamped by Tenant's Architect; (ii) an application for a building permit, signed by Tenant's Contractor; and (iii) any other documents required by the City of Lowell to obtain a building permit (collectively the "Application Documents"). Landlord will then co-sign the
                        ---------------------
     application for a building permit and Tenant will submit the Application Documents to the appropriate governmental agencies for plan checking and the issuance of a building permit. Tenant's Architect will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit but only after receipt of Landlord's prior written approval, such approval not to be unreasonably withheld.

     (d)  Changes to Shell of Building. Tenant's Work shall in no event require
          ----------------------------
     any structural or any changes in the building shell.

6.   PAYMENT FOR TENANT'S WORK.
     -------------------------

     (a)  Tenant Improvement Allowance, Tenant Improvement Advance and Excess
          -------------------------------------------------------------------
     Costs. Landlord shall pay for Tenant's Work up to a maximum of $363,160
     -----
     ($5.00 per rentable square foot of the entire Premises) (the "Tenant
                                                                   ------
     Improvement Allowance"). If the Tenant Improvement Allowance is exhausted,
     ---------------------
     Landlord shall also advance up to an additional $363,160 in the manner set forth in the preceding sentence to pay additional costs of Tenant's Work (the "Tenant Improvement Advance"). Tenant must notify Landlord on or prior
           --------------------------
     to July 1, 2000 whether it elects to receive all or any portion of the Tenant improvement Advance. Tenant shall repay the Tenant Improvement Advance to Landlord, together with interest at the rate of 12% per annum thereon, as provided in Section 2(B) of the Lease. The Tenant Improvement Allowance and the Tenant Improvement Advance shall only be used for:

          (i) Payment of plan check, engineering and tech fees, permit and license fees relating to construction of Tenant's Work.

          (ii) Payments to Tenant's Contractor for construction of Tenant's Work, including, without limitation, the following:

               (A) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

               (B) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises;

               (C) Any additional tenant requirements including, but not limited to, air quality control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

               (D) All plumbing, including fixtures and pipes, to be installed within the Premises;

               (E)  Testing and inspection costs; and

               (F) Contractor's fees, including, but not limited to, any fees based on general conditions.

     (b)  Changes.  If, after the Final Plans have been approved by Landlord,
          -------
     Tenant requests any material changes or substitutions to the Final Plans during construction, Tenant shall obtain Landlord's written approval of such change in accordance with Paragraph 10 hereof.

     (c)  Payments to Tenant's Contractor.  Tenant's Contractor shall be paid in
          -------------------------------
     monthly installments based upon its submission of customary documentation which is of a scope and detail sufficient to satisfy a commercial construction lender operating in the market area in which the Property is located.

     (d)  Additional Costs.  All costs in excess of the Tenant Improvement
          ----------------
     Allowance and the Tenant Improvement Advance (if elected) ("Excess Costs")
               C                                                 ------------
      shall be paid by Tenant. Tenant shall also pay on demand Landlord's customary construction review and supervision fee, which fee shall be equal to five percent (5%) of the total hard construction costs payable by Tenant for construction of Tenant's Work.. Tenant hereby indemnifies Landlord against liability for any mechanics' and other liens filed in connection with any Excess Costs for Tenant's Work, including the liens of any chattel mortgages, security agreements or financing statements upon any materials or fixtures installed in and constituting part of the Premises. Tenant, at its expense, shall procure the discharge of all such liens within twenty
     (20) days after the filing of any such lien against the Property or any part thereof.

     (e)  No Credit.  Tenant shall not be entitled to a credit for any portion
          ---------
     of the Tenant Improvement Allowance or Tenant Improvement Advance which is not used.

7.   CONSTRUCTION OF TENANT'S WORK.  Until Landlord approves the Final Plans and
     -----------------------------
all necessary permits have been obtained from the appropriate governmental authorities, Tenant's Contractor shall not begin the construction of any of Tenant's Work. The cost of such work shall be paid as provided in Paragraph 6. Upon receipt of Landlord's approval of the Final Plans and all necessary permits as provided above, Tenant and Tenant's Contractor shall commence Tenant's Work and shall diligently prosecute the same with all reasonable speed to full and final completion. Tenant shall conduct and attend weekly progress meetings with Landlord's Representative at the end of each week during construction.

8.   FREIGHT/CONSTRUCTION ELEVATOR.  Landlord will, consistent with its
     -----------------------------
obligation to other tenants in the Building, make the freight/construction elevator reasonably available to Tenant in connection with the completion of the Premises and furnishing and moving into the Premises. Tenant airees to pay for any after-hours staffing of the freight/construction elevator, if needed.

9.   APPROVALS.  Whenever any party under this Work Letter must reasonably grant
     ---------
its approval such party shall also not unreasonably delay or condition its approval. Any approval shall be deemed granted unless such party responds within seven (7) days after its receipt of the items for which approval is sought.

10.  LANDLORD'S APPROVAL.  Landlord, in its sole discretion, may withhold its
     -------------------
approval of the Final Plans, changes to the Final Plans or other documents or plans that:

     (a) Exceeds or adversely affects the structural integrity of the Building, or any part of the heating, ventilating, air conditioning, plumbing, mochanical, electrical, communication, or other systems of the Building;

     (b)  Is not approved by any mortgagee at the time the work is proposed;

     (c) Would not be approved by a prudent owner of property similar to the Building;

     (d) Violates any agreement which affects the Building or binds the Landlord;

     (e) Landlord believes will increase the cost of operation or maintenance of any of the systems of the Building;

     (f) Does not conform to the applicable building code or is not approved by any governmental, quasi-govermnental, or utility authority with jurisdiction over the Premises; or

     (g) Is not compatible with and at least of comparable quality with improvements in other tenant spaces in the Building.

11.  TENANT'S CONTRACTOR'S INSURANCE.  During the construction of Tenant's Work,
     -------------------------------
Tenant's Contractor shall carry worker's compensation insurance covering all persons employed in connection with said construction in statutory limits, general liability insurance (with completed operations endorsement) for any occurrence in or about the Premises and Property in which Landlord, Landlord's agents, and any mortgagee shall be named as parties insured, and any other type of insurance reasonably required by Landlord, all in such limits as Landlord may reasonably prescribe, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect before the commencement of the construction of Tenant's Work and, on request, at reasonable intervals thereafter.

12.  INDEMNIFICATION OF LANDLORD.  Tenant indemnifies and holds Landlord, and
     ---------------------------
Landlord's agents and their respective employees, harmless from and against any and all losses, claims, demands, liabilities, fines, penalties and expenses, including their respective reasonable attorneys' fees, costs and disbursements, in any way arising from or related to the construction of Tenant's Work by Tenant's Contractor, any subcontractors or any other party hired by or through Tenant or Tenant's Contractor.

13.  DEFAULTS BY TENANT.  In the event of any default by Tenant with respect to
     ------------------
any of the provisions of this Work Letter or any other agreement with Landlord relating to construction in or about the Premises, which default remains uncured 30 days after receipt of notice thereof from Landlord, Landlord may, in addition to exercising any other right or remedy Landlord may have, treat such default as-a Default by Tenant under the

Lease and exercise any or all rights available under the Lease in connection therewith, including, if applicable, the right of termination. In the event of any termination of the Lease by Landlord, Landlord may elect in its absolute discretion, with respect to any work performed by or on behalf of Tenant prior to the date of such termination, to either:

     (a) retain for its own use part or all of any such work, without compensation to Tenant therefor; or

     (b) demolish or remove part or all of any such work and restore part or all of the Premises to its condition prior to the initial tender of possession thereof to Tenant, in which event Tenant shall reimburse Landlord upon demand for all costs reasonably incurred by Landlord in connection with such demolition, removal and/or restoration.

     IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.

WITNESS:                            LANDLORD:

                                    CROSS POINT LIMITED PARTNERSHIP, a
                                    Massachusetts limited partnership

                                         By: YBCP, L.L.C., its general partner

                                             By: BRE/Cross Point LLC, a member


_____________________                        By: __________________
Name:                                             Name:
                                                  Title:


WITNESS:                            TENANT:

                                    CONVERGENT NETWORKS, INC., a Delaware
                                    corporation


_____________________               By: ___________________________
Name:                                    Name:
                                         Title: President (or Vice President)


_____________________               By: ____________________________
Name:                                    Name:
                                         Title: Treasurer (or Assistant
                                         Treasurer)

                                  SCHEDULE 1
                                  ----------

                           LIST OF REQUIRED REPAIRS
                           ------------------------

                                   EXHIBIT E
                                   ---------

                              LANDLORD'S SERVICES
                              -------------------

I.  CLEANING
    --------

A.  Office Area

    Daily: (Monday through Friday, inclusive, holidays excepted).

    1. Empty and clean all waste receptacles and ash trays and remove waste material from the Premises and wash receptacles as necessary.

    2.  Sweep and dust mop all uncarpeted areas using a dust-treated mop.

    3.  Vacuum all rugs and carpeted areas.

    4. Hand dust and wipe clean with treated cloths all horizontal surfaces including furniture, office equipment, window sills, door ledges, chair rails, and convector tops, within reach, but excluding active work areas.

    5.  Wash clean all water fountains.

    6. Remove and dust under all desk equipment and telephones and replace same.

    7.  Hand dust all grill work within normal reach.

    8. Upon completion of cleaning, all lights will be turned off and doors locked, leaving the Premises in an orderly condition.

    Weekly:

    1.  Dust exposed coat racks and the like.

    2. Remove all finger marks from private entrance doors, light switches and doorways.

    Quarterly:

    Render high dusting not reached in daily cleaning to include:

    1.  Dusting all pictures, frames, charts, graphs and similar wall hangings.

    2. Dusting all vertical surfaces, such as walls, partitions, doors and ducts.

    3.  Dusting of all pipes, ducts, and high moldings.

    4.  Dusting of all horizontal blinds.

B.  Lavatories

    Daily:  (Monday through Friday, inclusive, holidays excepted.)

    1.  Sweep and damp mop floors.

    2. Clean all mirrors, powder shelves, dispensers and receptacles, bright work, flushometers, piping and toilet seat hinges.

    3.  Wash both sides of all toilet seats.

    4.  Wash all basins, bowls and urinals.

    5.  Dust and clean all powder room fixtures.

    6.  Empty and clean paper towel and sanitary disposal receptacles.

    7.  Remove waste paper and refuse.

    8. Refill tissue holders, soap dispensers, towel dispensers, vending sanitary dispensers; materials to be furnished by Landlord.

    9.  A sanitizing solution will be used in all lavatory cleaning.

    Monthly:

    1.  Machine scrub lavatory floors.

    2.  Wash all partitions and tile walls in lavatories.

C.  Main Lobby, Elevators, Building Exterior and Corridors

    Daily: (Monday through Friday, inclusive, holidays excepted.)

    1.  Sweep and wash all floors.

    2.  Wash all rubber mats.

    3.  Clean elevators, wash or vacuum floors, wipe down walls and doors.

    4.  Spot clean any metal work inside lobby.

    5.  Spot clean any metal work surrounding Building Entrance doors.

    Monthly: All resilient tile floors in public areas to be treated equivalent to spray buffing.

D.  Window Cleaning

    Windows of exterior walls will be washed three (3) times annually.

E.   Common Areas

     Landlord shall keep repaired and maintain all common areas of the Property and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition. Snow and ice will be removed from exterior sidewalks, parking areas and curbs and access ways adjoining the Property, as necessary.

II.  HEATING, VENTILATING, AIR-CONDITIONING
     --------------------------------------

     Landlord shall furnish space heating and cooling as non-nal seasonal changes may require to provide reasonably comfortable space temperature and ventilation for occupants of the Premises under normal business operation, Monday through Friday, inclusive, from 8:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m., holidays excepted (hereinafter referred to as "Normal Business Hours"). As of the date of this Lease, and without any implied limitation on Landlord's ability to change such rates at its sole discretion, Landlord's charge for providing HVAC service to the Premises beyond Normal Business Hours is $40.00 per hour, per floor of the Premises served.

     The HVAC system will be operated during such hours so as to maintain inside conditions as follows:

     A. During the summer, not more than 78 degrees Fahrenheit (plus or minus 2 degrees) and 50% relative humidity when the outside temperature does not exceed 88 degrees Fahrenheit dry bulb and 74 degrees Fahrenheit wet bulb; and

     B. During the winter, not less than 72 degrees Fahrenheit (plus or minus 2 degrees) (no humidity control) when the outside temperature is not less than 9 degrees Fahrenheit dry bulb (no wet bulb).

     The air-conditioning system is based upon an occupancy of not more than one person per 150 square feet of usable floor area, and upon a combined lighting and standard electrical load not to exceed 7 watts per square foot of usable floor area. If Tenant exceeds this condition or introduces into the Premises equipment which overloads the system, and/or in any other way causes the system not adequately to perform their proper functions, and the system is damaged thereby, Landlord shall give notice thereof to Tenant and Tenant shall pay the reasonable cost of repairing such damage (within ten (10) days of receipt of invoice therefor), and Tenant shall immediately cease the act or omission causing such damage; provided, however, that if Landlord agrees that the system may be supplemented to prevent the recurrence of the problem, Landlord shall give notice thereof to Tenant, and Tenant may elect to have such supplemental work performed, at Tenant's sole cost and expense, by notice to Landlord within thirty (30) days of receipt of Landlord's notice.

III. WATER
     -----

     Cold water at temperatures supplied by the City of Lowell water mains for lavatory, toilet and other approved purposes and hot water for lavatory purposes only from regular Building supply at prevailing temperatures; provided, however, if Tenant requires, uses or consumes water for any purpose (~.g., kitchen purposes, shower facilities, etc.) other than lavatory and toilet purposes, Landlord may, at Tenant's sole cost and expense, install a meter or meters to measure the water so supplied, in which case Tenant shall, upon Landlord's request, reimburse Landlord for the cost of the water (including heating and cooling thereof) consumed in such areas and the sewer use charges resulting therefrom.

IV.  ELEVATORS
     ---------

     Landlord shall provide elevator service; provided, however, that Landlord shall, from time to time, have the right to remove elevators from service as may be required for servicing or maintaining the elevators or the Building or removing freight.

V.   ELECTRICAL SERVICE
     ------------------

     Landlord shall furnish electric energy in accordance with base Building electrical capacity limits and load limits of 10 watts per square foot, exclusive of HVAC, for the operation of lighting fixtures and the 120-volt electrical outlets initially installed in the Premises for the operation of Tenant's normal office fixtures and equipment and for the air handlers serving the Premises.

VI.  SECURITY
     --------

     Tenant shall have access to the Premises only through an entrance or entrances designated by Landlord from time to time on a 24 hours per day, 7 days per week basis. Tenant shall be solely responsible for all security within the Premises.

                                   EXHIBIT F
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------

     1. Tenant shall not make any room-to-room canvas to solicit business from other tenants in the Building and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in -or from the Premises unless ordinarily included within Tenant's use of the Premises as specified in the Lease.

     2. Tenant shall not make any use of the Premises which may be dangerous to person or property or which shall increase the cost of insurance or require additional insurance coverage.

     3. Tenant shall not paint, display, inscribe or affix any sign, picture, advertisement, notice, lettering or direction or install any lights on any part of the outside or inside of the Building, other than the Premises, and then not on any part of the inside of the Premises which can be seen from outside the Premises, except as approved by Landlord in writing.

     4. Tenant shall not use the name of the Building in advertising or other publicity, except as the address of its business, and shall not use pictures of the Building in advertising or publicity.

     5. Tenant shall not obstruct or place objects on or in sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in and about the Building. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any open common space which would be unsightly from the Building corridors or from the exterior of the Building.

     6. Bicycles shall not be permitted in the Building other than in a location designated by Landlord.

     7. Tenant shall not allow any animals, other than seeing eye dogs, in the Premises or the Building.

     8. Tenant shall not disturb other tenants or make excessive noises, cause disturbances, create excessive vibrations, odors or noxious fumes or use or operate any electrical or electronic devices or other devices that emit excessive sound waves or are dangerous to other tenants of the Building or that would interfere with the operation of any devise or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any projections, antennae, aerials or similar devices outside of the Building or the Premises.

     9. Tenant shall not waste electricity or water and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning systems, and shall refrain from attempting to adjust any controls except for the thermostats within the Premises. Tenant shall keep all doors to the Premises closed.

     10. Unless Tenant installs new doors to the Premises, Landlord shall furnish two (2) sets of keys for all doors to the Premises at the commencement of the Term. Tenant shall furnish Landlord with duplicate keys for any new or additional locks on doors installed by Tenant. When the Lease is terminated, Tenant shall deliver all keys to Landlord and will provide to Landlord the means of opening any safes, cabinets or vaults left in the Premises.

     11. Tenant shall not install any signal, communication, alarm or other utility or service system or equipment without the prior written consent of Landlord.

     12. Tenant shall not use any draperies or other window coverings instead of or in addition to the Building standard window coverings designated and approved by Landlord for exclusive use throughout the Building.

     13. Landlord may require that all persons who enter or leave the Building identify themselves to watchmen, by registration or otherwise. Landlord, however, shall have no responsibility or liability for any theft, robbery or other crime in the Building. Tenant shall assume full responsibility for protecting the Premises, including keeping all doors to the Premises locked after the close of business.

     14. Tenant shall not overload floors; and Tenant shall obtain Landlord's prior written approval as to size, maximum weight, routing and location of business machines, safes, and heavy objects. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises.

     15. In no event shall Tenant bring into the Building inflarnmables such as gasoline, kerosene, naphtha and benzene, or explosives or firearms or any other articles of an intrinsically dangerous nature.

     16. Furniture, equipment and other large articles may be brought into the Building only at the time and in the manner designated by Landlord. Tenant shall furnish Landlord with a list of furniture, equipment and other large articles which are to be removed from the Building, and Landlord may require permits before allowing anything to be moved in or out of the Building. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant.

     17. No person or contractor, unless approved in advance by Landlord, shall be employed to do janitorial work, interior window washing, cleaning, decorating or similar services in the Premises.

     18. Tenant shall not use the Premises for lodging, cooking (except for microwave reheating and coffee makers) or manufacturing or selling any alcoholic beverages or for any illegal purposes.

     19. Tenant shall cooperate and participate in all reasonable security programs affecting the Building.

     20. Tenant shall not loiter, eat, drink, sit or lie in the lobby or other public areas in the Building. Tenant shall not go onto the roof of the Building or any other non-public areas of the Building (except the Premises), and Landlord reserves all rights to control the public and nonpublic areas of the Building. In no event shall Tenant have access to any electrical, telephone, plumbing or other mechanical closets without Landlord's prior written consent.

     21. Tenant shall not use the freight or passenger elevators, loading docks or receiving areas of the Building except in accordance, with regulations for their use established by Landlord.

     22. Tenant shall not dispose of any foreign substances in the toilets, urinals, sinks or other washroom facilities, nor shall Tenant permit such items to be used other than for their intended purposes; and Tenant shall be liable for all damage as a result of a violation of this rule.

     23. In no event shall Tenant allow its employees to use the Premises or any portion of the public areas of the Building as smoking areas.

                                      F-2